UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2017 – July 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2017

Vanguard Energy Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus. See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, Vanguard Energy Fund returned about –5%.

It trailed its benchmark, the MSCI ACWI Energy Index, and the average return of its global natural resources peer funds.

• The fund, managed by two advisors, seeks long-term capital appreciation through its multicapitalization exposure to global energy stocks.

• Energy stocks generally posted subpar results for the period as inventories remained high and as crude oil and natural gas prices trended downward. Increased production in non-OPEC countries also hurt oil prices. Natural gas prices were restrained by decreased electric power usage, competitive coal prices, and the growing use of renewables.

• The fund benefited modestly from its overweighting of utility stocks, exposure to the materials sector, and underweighting of oil and gas equipment services companies.

Total Returns: Six Months Ended July 31, 2017
			Total
			Returns
Vanguard Energy Fund
Investor Shares			-5.30%
Admiral™ Shares			-5.27
MSCI ACWI Energy Index			-2.87
Global Natural Resources Funds Average			-3.95
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.41%	0.33%	1.43%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratios were 0.39% for Investor Shares and 0.31% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Natural Resources Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

2

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

4

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisors’ Report

For the six months ended July 31, 2017, Vanguard Energy Fund returned about –5%. It trailed its benchmark, the MSCI ACWI Energy Index, and the average return of its global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on August 16, 2017.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	8,698	Emphasizes long-term total-return opportunities
Company LLP			from the various energy subsectors: international
			oils, foreign integrated oils and foreign producers,
			North American producers, oil services and
			equipment, transportation and distribution, and
			refining and marketing.
Vanguard Quantitative Equity	4	388	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	194	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investments in stock. Each advisor may also
			maintain a modest cash position.

6

Wellington Management Company llp

Portfolio Manager: Gregory LeBlanc, CFA, Senior Managing Director, Equity Portfolio Manager, and Global Industry Analyst

The investment environment

The energy sector struggled during the half year. The fund’s benchmark returned –2.87%, trailing global equities, which returned about 12%, as measured by the MSCI All Country World Index.

After a strong 2016 that culminated in a surprising agreement from OPEC to lower production levels, oil prices stagnated for three months while the market tried to determine the ultimate impact of the production cuts. Unfortunately for the sector, U.S. inventory numbers ticked higher in early March, pushing oil below $50 per barrel for the first time since November and weighing on energy stocks.

In May, after months of speculation, energy investors learned that OPEC was extending its production cuts for nine more months, with OPEC countries and other major oil producers continuing to target a collective output reduction of 1.8 million barrels per day through March 2018. The decision to extend production cuts in May seemed to have been largely factored into pricing, resulting in a tepid response and lower oil prices over the next month. There will now be a renewed focus on compliance with the cuts; on global demand, which remains strong; and on the response from U.S. shale companies as oil moves below $50.

Our investment strategy

Wellington Management’s portion of Vanguard Energy Fund emphasizes long-term total-return opportunities from the various energy subsectors: North American producers, non-North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Our successes and shortfalls

Security selection drove the fund’s underperformance for the period, most notably among upstream producers; an overweighting of that subindustry also weighed on results. A preference for exploration and production companies over some integrated oil companies detracted, as exploration and production businesses tend to be more sensitive to oil prices and U.S. inventory releases.

Key detractors included Patterson-UTI Energy, QEP Resources, and Newfield Exploration. These North American production companies are where we continue to see the most opportunity in the sector. We have kept these holdings, believing they are well-positioned to outperform over the long term.

7

The portfolio benefited from selection among transportation-related and integrated oil companies, including Innogy, a German utility company focused on renewables. We believe that this business is attractive and that its stock should benefit from favorable regulatory trends. India-based Reliance Industries was another top contributor. Its ability to restrain capital spending and improve its balance sheet has made it an outlier and led to strong year-to-date returns. The portfolio also benefited from its holdings in upstream producers Rice Energy, Galp Energia, and Cabot Oil & Gas.

The fund’s positioning

We are disappointed that performance in the sector has retreated after last year’s rally. Persistent supplies and U.S. inventories have pushed sentiment in energy to extremely negative levels, while low oil prices have pushed margins in the sector to levels not seen since 2009. As we look toward the rest of the fiscal year, we expect that inventories will continue to move lower, which should help to improve sentiment. We always forecast a range of possible outcomes, but we believe that our focus on companies with the best assets and strong management teams will lead to outperformance across these scenarios.

Vanguard Quantitative Equity Group

Portfolio Managers: James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

The investment environment

Energy stocks generally posted subpar results for the six months as inventories remained high and as crude oil and natural gas prices trended downward. Increased production in non-OPEC countries also hurt oil prices and helped offset the impact of production cuts that OPEC extended in May.

Natural gas prices were restrained by decreased electric power usage, competitive coal prices, and the growing use of renewables.

Investment objective and strategy

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

8

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit four key themes: (1) high quality—healthy balance sheets and consistent cash-flow generation; (2) effective use of capital—sound investment policies that favor internal over external funding; (3) strong market sentiment—market confirmation of our view; and (4) reasonable valuation—avoidance of overpriced stocks. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the six months, our quality, valuation, and sentiment models boosted performance, while our management decisions model detracted.

Our positions in subindustries further downstream in the production process (refiners, processors, marketing, and distribution) posted the strongest results; refiners, in particular, benefited from higher margins caused by falling oil and gas prices.

Despite relatively strong stock selection, companies in subindustries further upstream in the production cycle (oil and gas drilling, exploration and production, and equipment and services) fared less well, as they tend to lag when prices fall.

Our most successful overweight holdings included OMV AG, Motor Oil Hellas Corinth Refineries, GS Holdings, Polski Koncern Naftowy ORLEN, and Tupras Turkiye Petrol Rafinerileri. Our results were dragged down by underweight allocations to Reliance Industries and Andeavor as well as our overweight positions in Petrofac, Newfield Exploration, and Devon Energy.

9

Energy Fund

Fund Profile

As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.41%	0.33%
30-Day SEC Yield	2.15%	2.23%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
	Fund	Energy FA Index
Number of Stocks	143	140	3,786
Median Market Cap	$37.2B	$55.5B	$61.2B
Price/Earnings Ratio	27.2x	22.6x	21.5x
Price/Book Ratio	1.6x	1.4x	2.8x
Return on Equity	5.7%	7.4%	15.1%
Earnings Growth Rate	-21.6%	-21.2%	10.1%
Dividend Yield	2.6%	3.8%	1.8%
Foreign Holdings	31.2%	46.6%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.96	0.29
Beta	1.04	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	9.2%
Chevron Corp.	Integrated Oil & Gas	6.2
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.9
Royal Dutch Shell plc	Integrated Oil & Gas	4.3
TOTAL SA	Integrated Oil & Gas	3.8
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.2
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	3.1
BP plc	Integrated Oil & Gas	3.0
Valero Energy Corp.	Oil & Gas Refining &
	Marketing	2.4
Diamondback Energy	Oil & Gas Exploration
Inc.	& Production	2.1
Top Ten		42.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.39% for Investor Shares and 0.31% for Admiral Shares.

10

Energy Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.0%	1.0%
Industrials	0.3	0.0
Information Technology	0.4	0.0
Integrated Oil & Gas	39.0	52.2
Oil & Gas Drilling	1.2	0.3
Oil & Gas Equipment &
Services	7.7	7.4
Oil & Gas Exploration &
Production	31.7	18.7
Oil & Gas Refining &
Marketing	8.6	9.5
Oil & Gas Storage &
Transportation	4.4	10.9
Utilities	5.2	0.0
Other	1.5	0.0

Sector categories are based on the Global Industry Classification Stand ard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Europe
United Kingdom	7.5%
France	3.9
Italy	2.3
Portugal	1.8
Germany	1.0
Other	0.6
Subtotal	17.1%
Pacific
Japan	0.7%
Other	0.6
Subtotal	1.3%
Emerging Markets
Russia	3.0%
India	2.8
Other	1.6
Subtotal	7.4%
North America
United States	67.9%
Canada	6.3
Subtotal	74.2%

11

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-1.07%	0.49%	-0.09%
Admiral Shares	11/12/2001	-1.00	0.55	-0.03

See Financial Highlights for dividend and capital gains information.

12

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
United States (63.9%)
Electric Utilities (1.3%)
	OGE Energy Corp.	3,012,659	108,034
	Avangrid Inc.	293,304	13,322
			121,356
Energy Equipment & Services (7.8%)
	Schlumberger Ltd.	4,155,736	285,083
	Halliburton Co.	3,995,117	169,553
*	Baker Hughes a GE Co.	3,521,806	129,919
	Patterson-UTI Energy
	Inc.	5,537,571	107,097
*,^	Weatherford
	International plc	6,567,920	29,293
			720,945
Multi-Utilities (1.3%)
	Sempra Energy	1,058,663	119,639

Oil, Gas & Consumable Fuels (52.9%)
	Integrated Oil & Gas (17.2%)
	Exxon Mobil Corp.	10,639,954	851,622
	Chevron Corp.	5,259,486	574,283
	Occidental Petroleum
	Corp.	2,762,926	171,108

Oil & Gas Exploration & Production (26.7%)
	Pioneer Natural
	Resources Co.	2,780,483	453,497
	EOG Resources Inc.	3,134,478	298,214
*	Diamondback Energy
	Inc.	2,061,914	197,696
	EQT Corp.	2,433,316	155,002
	Cabot Oil & Gas Corp.	5,460,566	135,804
*	Newfield Exploration Co.	4,535,989	130,319
	Cimarex Energy Co.	1,259,068	124,686
*	Concho Resources Inc.	949,408	123,670
	ConocoPhillips	2,476,910	112,378

			Market
			Value•
		Shares	($000)
	Anadarko Petroleum
	Corp.	2,391,125	109,203
*	Antero Resources Corp.	5,005,310	103,210
*	Energen Corp.	1,508,281	80,361
*	Callon Petroleum Co.	6,776,788	76,713
	Devon Energy Corp.	1,996,944	66,518
	Hess Corp.	1,315,431	58,589
*	Rice Energy Inc.	1,906,331	53,320
	Noble Energy Inc.	1,798,646	51,999
*	Parsley Energy Inc.
	Class A	1,336,065	39,120
*	Centennial Resource
	Development Inc.
	Class A	2,014,206	33,799
*	QEP Resources Inc.	3,891,524	33,350
	Marathon Oil Corp.	1,607,034	19,654
*	Extraction Oil & Gas Inc.	1,125,063	13,703
*	Continental Resources
	Inc.	361,525	12,086
	Apache Corp.	16,349	809

Oil & Gas Refining & Marketing (6.3%)
	Valero Energy Corp.	3,277,508	226,050
	Marathon Petroleum
	Corp.	3,362,786	188,282
	Phillips 66	2,022,409	169,377
	Tesoro Corp.	2,020	201

Oil & Gas Storage & Transportation (2.7%)
	Kinder Morgan Inc.	8,285,138	169,265
	Targa Resources Corp.	1,526,076	70,825
*	Cheniere Energy Inc.	165,900	7,499
	Williams Cos. Inc.	53,583	1,703
			4,913,915
Other (0.6%)
^,2	Vanguard Energy ETF	578,000	52,471
Total United States			5,928,326

13

Energy Fund

			Market
			Value•
		Shares	($000)
International (31.2%)
Argentina (0.2%)
	YPF SA ADR	999,294	20,186

Australia (0.4%)
	Oil Search Ltd.	6,705,843	35,679
*	Santos Ltd.	1,090,812	2,964
	Caltex Australia Ltd.	33,000	822
*	WorleyParsons Ltd.	70,000	661
	Woodside Petroleum
	Ltd.	21,903	512
			40,638
Austria (0.0%)
	OMV AG	58,532	3,316

Brazil (0.6%)
*	Petroleo Brasileiro SA
	ADR	5,732,679	50,505
*	Petroleo Brasileiro SA	789,532	3,494
*	Petroleo Brasileiro SA
	Preference Shares	740,600	3,156
			57,155
Canada (6.2%)
	Suncor Energy Inc.
	(New York Shares)	4,250,776	138,660
	TransCanada Corp.
	(New York Shares)	2,495,579	127,574
*	Seven Generations
	Energy Ltd. Class A	4,556,078	79,190
	Encana Corp.
	(New York Shares)	6,241,762	62,792
	Canadian Natural
	Resources Ltd.
	(New York Shares)	1,425,951	43,634
^	ARC Resources Ltd.	2,192,154	30,225
	Cenovus Energy Inc.	2,726,270	22,928
	Crescent Point Energy
	Corp.	2,086,035	16,397
^	PrairieSky Royalty Ltd.
	(Toronto Shares)	605,648	15,040
	Suncor Energy Inc.	312,137	10,182
	Enbridge Inc.	194,981	8,082
	TransCanada Corp.	88,972	4,546
	Encana Corp.	325,821	3,280
	Canadian Natural
	Resources Ltd.	95,909	2,933
*	Husky Energy Inc.	214,141	2,479
	PrairieSky Royalty Ltd.	93,253	2,313
			570,255
China (0.4%)
^	PetroChina Co. Ltd. ADR	437,426	28,262
	China Petroleum &
	Chemical Corp.	6,223,600	4,718

		Market
		Value•
	Shares	($000)
Kunlun Energy Co. Ltd.	2,664,000	2,656
China Longyuan Power
Group Corp. Ltd.	3,158,000	2,310
Huaneng Renewables
Corp. Ltd.	7,024,000	2,138
CNOOC Ltd.	709,717	794
PetroChina Co. Ltd.	306,000	197
		41,075
Colombia (0.0%)
Ecopetrol SA ADR	248,726	2,323

Denmark (0.1%)
Vestas Wind Systems	53,899	5,268

Finland (0.0%)
Neste Oyj	62,687	2,718

France (3.8%)
TOTAL SA ADR	6,602,242	334,536
TOTAL SA	363,747	18,498
		353,034
Germany (1.0%)
3 Innogy SE	2,246,031	94,334

Greece (0.0%)
Motor Oil Hellas Corinth
Refineries SA	98,689	2,222
Hellenic Petroleum SA	204,579	1,892
		4,114
Hungary (0.0%)
MOL Hungarian Oil &
Gas plc	33,591	2,911

India (2.7%)
Reliance Industries Ltd.	5,378,007	135,380
Power Grid Corp. of
India Ltd.	27,753,468	96,578
Bharat Petroleum
Corp. Ltd.	427,762	3,141
Oil & Natural Gas
Corp. Ltd.	1,185,939	3,132
Hindustan Petroleum
Corp. Ltd.	454,060	2,711
Indian Oil Corp. Ltd.	471,998	2,705
GAIL India Ltd.	393,299	2,310
* Mangalore Refinery &
Petrochemicals Ltd.	1,053,892	2,041
Vedanta Ltd.	63,882	279
		248,277
Israel (0.0%)
Oil Refineries Ltd.	4,601,185	2,139

14

Energy Fund

		Market
		Value•
	Shares	($000)
Italy (2.3%)
^ Eni SPA ADR	4,491,584	141,844
Tenaris SA ADR	1,946,082	61,379
Eni SPA	240,745	3,812
Saipem SPA	593,724	2,436
		209,471
Japan (0.7%)
Inpex Corp.	5,486,568	53,393
JXTG Holdings Inc.	892,200	3,966
Idemitsu Kosan Co. Ltd.	97,400	2,364
Cosmo Energy
Holdings Co. Ltd.	133,100	2,306
Showa Shell Sekiyu KK	27,300	297
		62,326
Norway (0.1%)
Statoil ASA	254,494	4,783
Subsea 7 SA	133,137	1,973
		6,756
Poland (0.1%)
Polski Koncern Naftowy
ORLEN SA	113,051	3,347
* Grupa Lotos SA	147,650	1,995
Polskie Gornictwo
Naftowe i
Gazownictwo SA	120,000	223
		5,565
Portugal (1.7%)
Galp Energia SGPS SA	9,888,044	158,413

Russia (2.9%)
Rosneft Oil Co. PJSC
GDR	26,071,804	133,907
Lukoil PJSC ADR	2,592,948	120,819
AK Transneft OAO
Preference Shares	914	2,761
Tatneft PJSC ADR	61,525	2,372
Surgutneftegas OJSC	3,428,300	1,526
Surgutneftegas OAO
Preference Shares	2,786,833	1,342
Tatneft PJSC	155,950	1,018
LUKOIL PJSC	21,557	1,012
Rosneft Oil Co. PJSC	188,000	980
Gazprom PJSC	489,734	952
Gazprom PJSC ADR	73,105	285
		266,974
South Korea (0.1%)
SK Innovation Co. Ltd.	22,895	3,613
GS Holdings Corp.	40,506	2,730
Doosan Heavy Industries
& Construction Co. Ltd.	107,564	1,981
S-Oil Corp.	9,924	1,034
		9,358

		Market
		Value•
	Shares	($000)
Spain (0.4%)
Iberdrola SA	3,519,240	27,742
* Repsol SA	290,111	4,859
		32,601
Sweden (0.0%)
* Lundin Petroleum AB	125,531	2,859

Taiwan (0.0%)
Formosa Petrochemical
Corp.	776,000	2,724

Thailand (0.1%)
PTT PCL (Foreign)	220,000	2,566
* PTT Exploration and
Production PCL (Local)	961,000	2,543
Thai Oil PCL (Foreign)	947,700	2,443
* PTT PCL	166,300	1,940
		9,492
Turkey (0.1%)
Tupras Turkiye Petrol
Rafinerileri AS	89,303	2,752
KOC Holding AS	512,846	2,388
		5,140
United Kingdom (7.3%)
Royal Dutch Shell plc
ADR	6,467,030	365,581
BP plc ADR	7,406,387	260,260
Royal Dutch Shell plc
Class B	554,288	15,790
BP plc	2,527,690	14,847
Royal Dutch Shell plc
Class A	348,089	9,831
Royal Dutch Shell plc
Class A (Amsterdam
Shares)	261,182	7,389
Petrofac Ltd.	378,693	2,238
		675,936
Total International		2,895,358
Total Common Stocks
(Cost $6,233,409)		8,823,684
Preferred Stocks (0.0%)
* Vedanta Ltd. Pfd.
(Cost $40)	255,528	40
Temporary Cash Investments (5.1%)[1]
Money Market Fund (1.1%)
[4,5] Vanguard Market
Liquidity Fund,
1.217%	1,046,831	104,704

15

Energy Fund

		Face	Market
		Amount	Value •
		($000)	($000)
Repurchase Agreements (3.1%)
	RBS Securities, Inc.
	1.020%, 8/1/17 (Dated
	7/31/17, Repurchase
	Value $181,005,000,
	collateralized by U. S.
	Treasury Note/Bond
	0.625%–2.250%,
	11/30/17–4/30/18,
	with a value of
	$184,620,000)	181,000	181,000
	Societe Generale
	1.050%, 8/1/17 (Dated
	7/31/17, Repurchase
	Value $104,103,000,
	collateralized by Federal
	Home Loan Bank 1.375%,
	3/18/19, Federal Home
	Loan Mortgage Corp.
	5.326%– 6.750%,
	9/1/20–7/15/32, Federal
	National Mortgage Assn.
	1.833%–4.780%,
	10/1/17–7/1/44,
	Government National
	Mortgage Assn.
	3.000%–3.500%,
	3/20/42–7/20/46,
	and U.S. Treasury Note/
	Bond 1.250%–3.375%,
	4/30/19–5/15/44, with a
	value of $106,182,000)	104,100	104,100
			285,100
U. S. Government and Agency Obligations (0.9%)
6	Federal Home Loan Bank
	Discount Notes, 1.027%,
	9/25/17	75,000	74,887
	United States Treasury Bill,
	0.862%, 8/3/17	4,000	4,000
7	United States Treasury Bill,
	0.927%, 8/24/17	100	100
7	United States Treasury Bill,
	0.923%, 9/21/17	5,000	4,993
7	United States Treasury Bill,
	0.980%, 10/5/17	50	50
			84,030
Total Temporary Cash Investments
(Cost $473,821)			473,834
Total Investments (100.2%)
(Cost $6,707,270)			9,297,558

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	591
Receivables for Investment Securities
Sold	144,117
Receivables for Accrued Income	12,255
Receivables for Capital Shares Issued	129,404
Other Assets	6,126
Total Other Assets	292,493
Liabilities
Payables for Investment Securities
Purchased	(57,983)
Payables to Investment Advisor	(3,406)
Collateral for Securities on Loan	(70,585)
Payables for Capital Shares Redeemed	(154,986)
Payables to Vanguard	(19,631)
Other Liabilities	(3,017)
Total Liabilities	(309,608)
Net Assets (100%)	9,280,443

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,424,775
Undistributed Net Investment Income	144,709
Accumulated Net Realized Losses	(879,677)
Unrealized Appreciation (Depreciation)
Investment Securities	2,590,288
Futures Contracts	323
Foreign Currencies	25
Net Assets	9,280,443

16

Energy Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 59,554,609 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,971,155
Net Asset Value Per Share—
Investor Shares	$49.89

Admiral Shares—Net Assets
Applicable to 67,390,384 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,309,288
Net Asset Value Per Share—
Admiral Shares	$93.62

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $66,118,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.6% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the value of this security represented 1.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $70,585,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $1,897,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Statement of Operations

Six Months Ended
July 31,2017
($000)
Investment Income
Income
Dividends[1,2]	187,310
Interest [2]	1,696
Securities Lending—Net	2,302
Total Income	191,308
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,103
Performance Adjustment	242
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,614
Management and Administrative—Admiral Shares	3,431
Marketing and Distribution—Investor Shares	241
Marketing and Distribution—Admiral Shares	243
Custodian Fees	1,904
Shareholders’ Reports—Investor Shares	229
Shareholders’ Reports—Admiral Shares	83
Trustees’ Fees and Expenses	9
Total Expenses	16,099
Net Investment Income	175,209
Realized Net Gain (Loss)
Investment Securities Sold [2]	26,829
Futures Contracts	12,171
Foreign Currencies	(28)
Realized Net Gain (Loss)	38,972
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(766,704)
Futures Contracts	(220)
Foreign Currencies	55
Change in Unrealized Appreciation (Depreciation)	(766,869)
Net Increase (Decrease) in Net Assets Resulting from Operations	(552,688)

1 Dividends are net of foreign withholding taxes of $7,122,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $678,000, $430,000, and $23,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	175,209	200,059
Realized Net Gain (Loss)	38,972	(357,201)
Change in Unrealized Appreciation (Depreciation)	(766,869)	2,823,815
Net Increase (Decrease) in Net Assets Resulting from Operations	(552,688)	2,666,673
Distributions
Net Investment Income
Investor Shares	(1,012)	(63,588)
Admiral Shares	(3,843)	(137,420)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(4,855)	(201,008)
Capital Share Transactions
Investor Shares	(299,815)	(63,208)
Admiral Shares	(545,554)	159,725
Net Increase (Decrease) from Capital Share Transactions	(845,369)	96,517
Total Increase (Decrease)	(1,402,912)	2,562,182
Net Assets
Beginning of Period	10,683,355	8,121,173
End of Period[1]	9,280,443	10,683,355

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $144,709,000 and ($25,571,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$52.70	$40.43	$51.53	$63.85	$62.66	$62.60
Investment Operations
Net Investment Income	. 915[1]	.982	1.096	1.276	1.291	1.336
Net Realized and Unrealized Gain (Loss)
on Investments	(3.709)	12.275	(11.118)	(9.436)	2.413	1.098
Total from Investment Operations	(2.794)	13.257	(10.022)	(8.160)	3.704	2.434
Distributions
Dividends from Net Investment Income	(.016)	(.987)	(1.078)	(1.206)	(1.277)	(1.340)
Distributions from Realized Capital Gains	—	—	—	(2.954)	(1.237)	(1.034)
Total Distributions	(.016)	(.987)	(1.078)	(4.160)	(2.514)	(2.374)
Net Asset Value, End of Period	$49.89	$52.70	$40.43	$51.53	$63.85	$62.66

Total Return[2]	-5.30%	32.73%	-19.53%	-13.16%	5.88%	4.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,971	$3,452	$2,693	$3,334	$4,138	$5,340
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.41%	0.37%	0.37%	0.38%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.89%[1]	1.97%	2.20%	1.84%	1.97%	2.15%
Portfolio Turnover Rate	25%	29%	23%	31%	17%	18%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.344 and 0.66%, respectively, resulting from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, 0.04%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$98.88	$75.85	$96.69	$119.83	$117.63	$117.52
Investment Operations
Net Investment Income	1.757[1]	1.918	2.113	2.479	2.530	2.586
Net Realized and Unrealized Gain (Loss)
on Investments	(6.963)	23.035	(20.872)	(17.726)	4.491	2.060
Total from Investment Operations	(5.206)	24.953	(18.759)	(15.247)	7.021	4.646
Distributions
Dividends from Net Investment Income	(.054)	(1.923)	(2.081)	(2.351)	(2.500)	(2.595)
Distributions from Realized Capital Gains	—	—	—	(5.542)	(2.321)	(1.941)
Total Distributions	(.054)	(1.923)	(2.081)	(7.893)	(4.821)	(4.536)
Net Asset Value, End of Period	$93.62	$98.88	$75.85	$96.69	$119.83	$117.63

Total Return[2]	-5.27%	32.83%	-19.48%	-13.11%	5.94%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,309	$7,231	$5,428	$6,569	$7,540	$6,778
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.33%	0.31%	0.31%	0.32%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.97%[1]	2.05%	2.26%	1.90%	2.03%	2.20%
Portfolio Turnover Rate	25%	29%	23%	31%	17%	18%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.646 and 0.66%, respectively, resulting from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, 0.04%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered

22

Energy Fund

into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for

23

Energy Fund

the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $281,000 for the six months ended July 31, 2017.

For the six months ended July 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $242,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

24

Energy Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $591,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	5,928,326	—	—
Common Stocks—International	1,841,781	1,053,577	—
Preferred Stocks	—	—	40
Temporary Cash Investments	104,704	369,130	—
Futures Contracts—Liabilities[1]	(41)	—	—
Total	7,874,770	1,422,707	40

1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	1,162	143,391	323

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Energy Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $905,394,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $6,717,161,000. Net unrealized appreciation of investment securities for tax purposes was $2,580,397,000, consisting of unrealized gains of $2,825,832,000 on securities that had risen in value since their purchase and $245,435,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2017, the fund purchased $1,154,065,000 of investment securities and sold $1,808,290,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	223,254	4,439	790,047	16,338
Issued in Lieu of Cash Distributions	953	19	59,916	1,108
Redeemed	(524,022)	(10,404)	(913,171)	(18,558)
Net Increase (Decrease)—Investor Shares	(299,815)	(5,946)	(63,208)	(1,112)
Admiral Shares
Issued	423,391	4,501	1,369,010	14,893
Issued in Lieu of Cash Distributions	3,528	37	126,344	1,246
Redeemed	(972,473)	(10,278)	(1,335,629)	(14,570)
Net Increase (Decrease)—Admiral Shares	(545,554)	(5,740)	159,725	1,569

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$946.98	$1.88
Admiral Shares	1,000.00	947.34	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$1.96
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

28

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Fundamental research focuses on the quality of a company’s assets, its internal reinvestment opportunities, and management quality. The firm has advised the fund since its inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

29

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

32

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092017

Semiannual Report | July 31, 2017

Vanguard Precious Metals and Mining Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, Vanguard Precious Metals and Mining Fund returned –1.00%. The result trailed the 0.33% return of the benchmark S&P Global Custom Metals and Mining Index but surpassed the –5.85% average return of peer funds.

• The fund invests in companies that are involved in the mining or exploration of precious and rare metals and minerals, a highly volatile segment of the market.

• After climbing about 76% over the previous fiscal year, the fund wasn’t able to generate positive returns.

• Prices of mined commodities declined over the half year. Although gold prices held up compared with other precious metals, gold mining stocks struggled as investors considered these companies generally overvalued after last year’s strong performance.

• Silver miners were a bright spot for the fund, climbing nearly 8% compared with a decline of about 11% for those in the benchmark.

Total Returns: Six Months Ended July 31, 2017

Total
Returns
Vanguard Precious Metals and Mining Fund	-1.00%
S&P Global Custom Metals and Mining Index	0.33
Precious Metals Equity Funds Average	-5.85
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.43%	1.46%

The fund expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Precious Metals Equity Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

2

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

4

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –1.00% for the six months ended July 31, 2017. It trailed its customized benchmark index, which returned 0.33%, but surpassed the average –5.85% return of its peer group of precious metals-oriented funds.

Market environment

Initial optimism about the prospect of fiscal stimulus and massive infrastructure spending after Donald Trump was elected U.S. president last November waned as investors began to question his ability to push through his growth agenda. In the spring of 2017, though, investors were relieved as populist contenders failed to overturn mainstream candidates in key Dutch and French elections.

The global economy continued to advance as many major markets released positive data and investor sentiment was broadly confident. In particular, after doubts in early 2017 about the health of China’s economy, investors in many Asian and emerging markets were encouraged as it appeared to stabilize.

Shares in diversified metals companies were the strongest performers over the six months, while silver, gold, and precious metals holdings underperformed the benchmark.

The fund’s performance

Relatively light exposure to diversified metals and miners hurt the fund’s results, as did an overweighting of gold producers.

A relatively large exposure to precious metals and silver producers was slightly detrimental despite positive stock selection in both categories.

Canada-listed Dominion Diamond was among the top contributors; the company accepted a takeover offer from U.S.-based Washington Companies after previously rejecting a lower offer.

Another key contributor was Hochschild Mining, which continued performing well as investors recognized its solid fundamentals and the rebuilding of its balance sheet over the past two years.

The fund’s exposure to Bunge, an agricultural-processing commodities company, was also beneficial. The company has piqued the interest of Glencore, which approached Bunge about a potential collaboration, sending the shares higher. In our opinion, Bunge has a very good business and is trading at a reasonable valuation. We feel that the company is in a good position to benefit from low prices for crops such as soy and corn and ultimately from higher processing margins.

Canada-based Osisko Mining added further value. In our view, the precious metals company is developing one of the most interesting “gold districts” in the world. Importantly, it appears to operate in a politically safe and secure jurisdiction, unlike many other players in the market. Gold players IAMGOLD and Kinross Gold

6

also performed well, helped in part from having operations in relatively stable countries.

For various countries around the globe with mining operations, political risk seems to be increasing, with a negative impact on some of the companies involved there. Tahoe Resources, which has been affected by issues in Guatemala, and Acacia Mining, which has been affected in Tanzania, notably detracted. To a lesser extent, political factors in Tanzania dragged on our holding in AngloGold Ashanti.

Other detractors included Canadian copper miner Nevsun Resources, which is still striving to consistently produce a salable copper concentration at the Bisha mine in Eritrea. Nevsun also sharply cut its dividend, a move that was not well-received by investors. Despite the share price’s weakness over the six months, we still believe that the company has arguably one of the best undeveloped copper assets in the Timok mine in Serbia, and we have kept the holding.

Portfolio activity

We started a new position in Independence Group, an Australian nickel/gold company. The firm is well-run, with a good management team, and is focused on return on investor capital. Although nickel has been selling off and is a challenging market, Independence Group trades at a reasonable valuation, and investors have so far failed to appreciate its gold operations.

Supply in the zinc market has tightened in recent years, leading to higher prices. Against this backdrop, we started a position in Canadian zinc miner Trevali Mining, which has recently acquired a portfolio of zinc assets from Glencore in a deal that has materially improved Trevali’s asset base. We believe that Trevali’s management is sound and that its interests align well with those of their shareholders.

We sold our position in Canadian-listed Yamana Gold, which had held back returns over the period. Continued excessive leverage on the company’s balance sheet concerns us.

Rather than holding multiple positions in junior miners, which are often highly illiquid, we prefer investing in a few junior companies that we believe have real potential, given the right circumstances. With this in mind, we added to our exposure to Osisko Mining.

The portfolio’s precious metals and minerals segment has become slightly more concentrated in recent months as a result of that transaction and others. Its precious metals exposure overall is marginally less than it was at the start of the period.

Portfolio positioning and outlook

President Trump’s apparent inability to push through his plans could affect growth, and that has weakened the

7

U.S. dollar. This in turn has benefited the gold price marginally in the short term. Diversified and base metal companies have modestly rallied but still appear to offer better value than many of the precious metals companies. We continue to look at diversified and base metal assets, but many of those companies with seeming potential are also small and highly illiquid, rendering them less appealing for inclusion in the portfolio.

We expect that diversified metals prices may weaken a little in the second half of the year; a large portion of the zinc and steel output is destined for the global auto market, where sales seem to be peaking and investors have priced in slower sales going forward. It is worth bearing in mind, however, that should investors become concerned about health care and financials, they may rotate into the metals, mining, and energy sectors on valuation grounds.

Importantly, we feel that the fund’s current positioning is focused in areas that we believe are relatively secure politically, in particular, in countries with an active interest in securing mining investment. At the same time, we recognize that unexpected upsets can occur, and we try to manage risk as best we can.

The precious metals sector can be volatile, but the fund, unlike others in its peer group, has the advantage of being able to hold up to 50% of the portfolio in other subindustries including mining and agriculture. For example, our holding in agribusiness Bunge boosted performance over the half year. The fund’s ability to diversify can reduce its volatility versus its peer group.

Jamie J. Horvat Portfolio Manager

M&G Investment Management Limited

August 17, 2017

8

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2017

Portfolio Characteristics
		S&P
		Global
		Custom	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	FA Index
Number of Stocks	78	231	3,786
Median Market Cap	$2.5B	$12.5B	$61.2B
Price/Earnings Ratio	24.0x	17.4x	21.5x
Price/Book Ratio	1.6x	1.5x	2.8x
Return on Equity	-0.7%	1.3%	15.1%
Earnings Growth Rate	-18.5%	-9.1%	10.1%
Dividend Yield	0.8%	1.7%	1.8%
Foreign Holdings	87.9%	88.7%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.43%	—	—
Short-Term Reserves	3.1%	—	—

Subindustry Diversification (% of equity exposure)

		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Agricultural Products	2.0%	0.0%
Aluminum	0.0	4.0
Copper	7.1	6.6
Diversified Metals & Mining	8.2	44.1
Gold	65.2	36.3
Precious Metals & Minerals	9.2	4.7
Silver	8.0	4.3
Other	0.3	0.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.91	0.02
Beta	1.01	0.50

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Franco-Nevada Corp.	Gold	6.0%
Newmont Mining Corp.	Gold	5.8
Agnico Eagle Mines Ltd. Gold		5.2
Randgold Resources
Ltd.	Gold	4.2
Hochschild Mining plc	Silver	4.1
B2Gold Corp.	Gold	3.8
Nevsun Resources Ltd.	Copper	3.8
Endeavour Mining Corp.	Gold	3.2
Barrick Gold Corp.	Gold	2.9
Alamos Gold Inc.	Gold	2.8
Top Ten		41.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratio was 0.40%.

9

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-7.84%	-6.96%	-6.11%

See Financial Highlights for dividend and capital gains information.

10

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.1%)
Agricultural Products (2.0%)
	Bunge Ltd.	644,985	50,560

Copper (6.9%)
1	Nevsun Resources Ltd.	35,974,070	97,239
	Lundin Mining Corp.	5,545,622	39,899
^	Southern Copper Corp.	678,330	26,686
*	KAZ Minerals plc	1,559,817	14,774
*	Atalaya Mining plc	100,000	181
			178,779
Diversified Metals & Mining (7.9%)
	BHP Billiton plc	2,530,120	46,134
	Independence Group
	NL	17,654,527	42,649
*,1	Trevali Mining Corp.	27,500,000	28,454
	Grupo Mexico SAB de
	CV Class B	7,870,822	25,639
	BHP Billiton Ltd.	1,210,990	25,221
	Boliden AB	421,370	13,229
*,^	Arizona Mining Inc.	2,510,118	6,725
*,1	Neo Lithium Corp.	8,000,000	6,224
*,^	Orla Mining Ltd.	5,714,300	5,958
*,^	Balmoral Resources Ltd.	5,552,174	3,028
*,1	Aguia Resources Ltd.	7,705,882	2,285
			205,546
Gold (63.3%)
	Franco-Nevada Corp.	2,147,728	155,624
	Newmont Mining Corp.	4,010,906	149,085
^	Randgold Resources
	Ltd. ADR	1,162,627	108,055
	Agnico Eagle Mines
	Ltd.	2,095,594	97,885
*	B2Gold Corp.	37,190,786	93,721
*	Endeavour Mining Corp.	4,371,279	83,236
	Barrick Gold Corp.	4,500,843	76,109
*	Kinross Gold Corp.	17,737,989	73,080
*	IAMGOLD Corp.	12,254,292	66,149

			Market
			Value•
		Shares	($000)
	Royal Gold Inc.	723,226	62,675
	Goldcorp Inc.	4,283,847	56,247
*,^	Pretium Resources Inc.	5,540,263	53,242
*,1	SEMAFO Inc.	20,803,148	50,225
*	Torex Gold Resources
	Inc.	2,665,118	48,589
	Alamos Gold Inc.	6,734,248	47,746
*,^,1	Premier Gold Mines Ltd.	14,212,168	38,644
	Agnico Eagle Mines Ltd.
	(Toronto Shares)	814,545	38,031
	OceanaGold Corp.	13,494,858	36,910
*	Saracen Mineral
	Holdings Ltd.	31,715,213	34,353
*,1	Roxgold Inc.	29,570,296	27,987
*	Guyana Goldfields Inc.	7,245,396	27,953
*,^,1	Alacer Gold Corp.	16,682,469	27,832
	Alamos Gold Inc.
	Class A	3,627,542	25,692
	Tahoe Resources Inc.	4,678,633	25,592
	AngloGold Ashanti Ltd.	2,521,044	25,470
	Osisko Gold Royalties
	Ltd.	1,634,820	20,993
*,^	Dacian Gold Ltd.	9,987,418	15,744
	Tahoe Resources Inc.
	(Toronto Shares)	2,689,463	14,712
*,1	Nighthawk Gold Corp.	17,775,860	13,260
*	Beadell Resources Ltd.	58,424,423	8,709
*,^	Eldorado Gold Corp.	3,643,850	7,725
*,^	Barkerville Gold Mines
	Ltd.	9,369,455	6,839
*	Gold Road Resources
	Ltd.	12,341,066	6,390
*	B2Gold Corp.
	(Toronto Shares)	1,860,800	4,672
	Eldorado Gold Corp.
	(Toronto Shares)	1,910,914	4,046
*,^	Newcastle Gold Ltd.	5,265,895	3,801
	Regis Resources Ltd.	1,189,405	3,666

11

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
*	Osisko Gold Royalties
	Warrants
	Exp. 02/26/2019	231,787	530
*	Continental Gold Inc
	Warrants
	Exp. 11/27/2017	450,000	76
*	Primero Mining Corp.
	Warrants
	Exp. 06/25/2018	638,250	10
			1,641,305
Other (0.3%)
*,1,2	Osisko Metals Inc.	6,575,000	4,794
*,2	Bluestone Resources
	Inc.	1,797,000	1,946
*,2	Barkerville Gold Mines
	Ltd. PP	526,316	346
*	Osisko Metals Inc.
	Warrants
	Exp. 07/18/2019	3,287,500	26
*,2	Americas Silver Corp
	Warrants
	Exp. 06/09/2021	7,108,333	—
*,2	Nighthawk Gold Corp.
	Warrants
	Exp. 08/29/2017	5,729,647	—
*	Osisko Mining Inc.
	Warrants
	Exp. 08/25/2018	4,500,000	—
*	NEO Lithium Placing
	Warrants
	Exp. 08/22/2018	4,000,000	—
*	Barkerville Gold Mines
	Warrants
	Exp. 11/18/2018	263,158	—
*,2	Rescue Radio Corp.	15,955	—
			7,112
Precious Metals & Minerals (8.9%)
*,^,1	Dalradian Resources
	Inc.	45,625,000	56,722
	Fresnillo plc	2,637,666	53,529
*,^,1	Osisko Mining Inc.	13,904,193	50,186
	Dominion Diamond
	Corp.	2,672,872	37,603
*,^	Mountain Province
	Diamonds Inc.	4,935,352	19,635
	Lucara Diamond
	Corp.	6,088,724	13,088
			230,763

			Market
			Value•
		Shares	($000)
	Silver (7.8%)
1	Hochschild Mining plc	25,522,604	106,640
*,1	Fortuna Silver Mines
	Inc.	10,080,774	50,374
*	MAG Silver Corp.	1,936,573	26,592
*,^	First Majestic Silver
	Corp.	1,409,994	11,604
	*,^,1 Americas Silver Corp.	2,369,444	7,583
			202,793
	Total Common Stocks
	(Cost $2,154,729)		2,516,858
	Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	1,889
	Total Precious Metals
	(Cost $1,213)		1,889
Temporary Cash Investment (5.7%)
Money Market Fund (5.7%)
[3,4]	Vanguard Market Liquidity
	Fund, 1.217%
	(Cost $147,921)	1,479,096	147,939
Total Investments (102.9%)
	(Cost $2,303,863)		2,666,686
Other Assets and Liabilities (-2.9%)
	Other Assets		4,643
	Liabilities [4]		(78,665)
			(74,022)
	Net Assets (100%)
Applicable to 243,887,865 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,592,664
	Net Asset Value Per Share		$10.63

12

Precious Metals and Mining Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers [5]	1,950,298
Affiliated Vanguard Funds	147,939
Other Affiliated Issuers	568,449
Total Investments in Securities	2,666,686
Investment in Vanguard	162
Receivables for Accrued Income	326
Receivables for Capital Shares Issued	2,286
Other Assets	1,869
Total Assets	2,671,329
Liabilities
Payables for Investment Securities
Purchased	70
Collateral for Securities on Loan	66,970
Payables to Investment Advisor	1,066
Payables for Capital Shares Redeemed	2,965
Payables to Vanguard	5,869
Other Liabilities	1,725
Total Liabilities	78,665
Net Assets	2,592,664

At July 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	4,314,795
Overdistributed Net Investment Income	(128,298)
Accumulated Net Realized Losses	(1,956,712)
Unrealized Appreciation (Depreciation)
Investment Securities [5]	362,823
Foreign Currencies	56
Net Assets	2,592,664

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $60,444,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted securities totaling $7,086,000, representing 0.3% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $66,970,000 of collateral received for securities on loan.
5 Includes precious metals.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31,2017
($000)
Investment Income
Income
Dividends[1]	10,969
Interest	343
Securities Lending—Net	674
Total Income	11,986
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,745
Performance Adjustment	383
The Vanguard Group—Note C
Management and Administrative	2,532
Marketing and Distribution	202
Custodian Fees	65
Shareholders’ Reports	156
Trustees’ Fees and Expenses	3
Total Expenses	5,086
Net Investment Income	6,900
Realized Net Gain (Loss)
Investment Securities Sold	(41,576)
Foreign Currencies	(176)
Realized Net Gain (Loss)	(41,752)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,265
Foreign Currencies	69
Change in Unrealized Appreciation (Depreciation)	3,334
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,518)
1 Dividends are net of foreign withholding taxes of $890,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,900	15,861
Realized Net Gain (Loss)	(41,752)	(289,478)
Change in Unrealized Appreciation (Depreciation)	3,334	1,394,398
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,518)	1,120,781
Distributions
Net Investment Income	(591)	(39,024)
Realized Capital Gain	—	—
Total Distributions	(591)	(39,024)
Capital Share Transactions
Issued	416,005	1,114,214
Issued in Lieu of Cash Distributions	540	36,059
Redeemed	(404,245)	(1,084,078)
Net Increase (Decrease) from Capital Share Transactions	12,300	66,195
Total Increase (Decrease)	(19,809)	1,147,952
Net Assets
Beginning of Period	2,612,473	1,464,521
End of Period[1]	2,592,664	2,612,473
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($128,298,000) and ($143,537,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.74	$6.22	$9.59	$10.38	$15.46	$22.14
Investment Operations
Net Investment Income	. 029	. 066[1,2]	.175[1,3]	.130	.243[1]	.292
Net Realized and Unrealized Gain (Loss)
on Investments	(.137)	4.615	(3.397)	(.920)	(5.315)	(5.962)
Total from Investment Operations	(.108)	4.681	(3.222)	(.790)	(5.072)	(5.670)
Distributions
Dividends from Net Investment Income	(. 002)	(.161)	(.148)	—	(. 007)	(.710)
Distributions from Realized Capital Gains	—	—	—	—	—	(.300)
Return of Capital	—	—	—	—	(.001)	—
Total Distributions	(. 002)	(.161)	(.148)	—	(. 008)	(1.010)
Net Asset Value, End of Period	$10.63	$10.74	$6.22	$9.59	$10.38	$15.46

Total Return[4]	-1.00%	75.99%	-34.07%	-7.61%	-32.82%	-26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,593	$2,612	$1,465	$2,087	$2,302	$3,112
Ratio of Total Expenses to
Average Net Assets[5]	0.40%	0.43%	0.35%	0.29%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.55%	0.65%[2]	2.22% [3]	1.33%	2.10%	1.62%
Portfolio Turnover Rate	37%	29%	8%	62%	34%	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12% respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.06%, (0.02%), (0.08%), (0.09%), and (0.07%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

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Precious Metals and Mining Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P Global Custom Metals and Mining Index for the preceding three years. For the six months ended July 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $383,000 (0.03%) based on performance.

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Precious Metals and Mining Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $162,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,110,772	406,086	—
Precious Metals	—	1,889	—
Temporary Cash Investments	147,939	—	—
Total	2,258,711	407,975	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Precious Metals and Mining Fund

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $176,000 which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended July 31, 2017, the fund realized gains on the sale of passive foreign investment companies of $9,106,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $127,219,000 at July 31, 2017.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $1,906,062,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $2,431,082,000. Net unrealized appreciation of investment securities for tax purposes was $235,604,000, consisting of unrealized gains of $426,517,000 on securities that had risen in value since their purchase and $190,913,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $482,041,000 of investment securities and sold $451,738,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2017	January 31, 2017
	Shares	Shares
	(000)	(000)
Issued	39,858	111,872
Issued in Lieu of Cash Distributions	52	4,303
Redeemed	(39,255)	(108,532)
Net Increase (Decrease) in Shares Outstanding	655	7,643

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Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	2,373	—	—	—	—	2,285
Alacer Gold Corp.	NA2	16,370	—	—	—	27,832
Americas Silver Corp.	8,048	—	—	—	—	7,583
Dalradian Resources Inc.	46,633	—	—	—	—	56,722
Dominion Diamond Corp.	65,235	—	46,334	520	—	NA3
Fortuna Silver Mines Inc.	NA2	17,581	—	—	—	50,374
Hochschild Mining plc	83,056	—	3,903	369	—	106,640
Neo Lithium Corp.	—	6,718	—	—	—	6,224
Nevsun Resources Ltd.	113,348	—	—	612	—	97,239
Nighthawk Gold Corp.	NA [2]	6,094	—	—	—	13,260
Osisko Metals Inc.	—	4,071	—	—	—	4,794
Osisko Mining Inc.	24,355	11,703	—	—	—	50,186
Premier Gold Mines Ltd.	32,001	—	—	—	—	38,644
Roxgold Inc.	34,541	—	—	—	—	27,987
SEMAFO Inc.	82,882	8,641	20,723	—	—	50,225
Trevali Mining Corp.	—	24,739	—	—	—	28,454
Vanguard Market Liquidity
Fund	163,010	NA4	NA [4]	343	—	147,939
Total	655,482			1,844	—	716,388

1 Includes net realized gain (loss) on affiliated investment securities sold of (36,668,000).
2 Not applicable—at January, 31, 2017, the issuer was not an affiliated company of the fund.
3 Not applicable—at July, 31, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return	$1,000.00	$989.99	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory arrangement with M&G Investment Management Limited (M&G). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that M&G, founded in 1931, offers a broad range of investment products. M&G seeks to identify mining companies with high-quality reserves that can be mined profitably at low all-in sustaining costs, quality management teams with a track record of success in the industry, and expansion projects that will increase reserves and create value over the long term. Valuation factors are also considered alongside technical factors such as ore quality and the efficiency of mine operations. M&G has advised the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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Q532 092017

Semiannual Report | July 31, 2017

Vanguard Health Care Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, Vanguard Health Care Fund returned 15.36% for Investor Shares and 15.39% for Admiral Shares. The fund’s results surpassed the 13.41% return of the benchmark MSCI All Country World Health Care Index and the 14.09% average return of peers.

• The fund’s advisor, Wellington Management Company llp, takes a value-oriented approach to its management of the portfolio. It aims to invest in companies it views as temporarily out of favor or whose long-term earnings potential is undervalued.

• Health care stocks were among the period’s strongest performers. Pharmaceutical and biotechnology companies produced innovative and profitable drugs, and merger and acquisition activity also boosted the sector.

• Biotechnology companies powered the fund’s outperformance, advancing about 34% compared to about 14% for those included in the benchmark. Pharmaceuticals, equipment and supply firms, and providers and service companies also made meaningful contributions.

Total Returns: Six Months Ended July 31, 2017
			Total
			Returns
Vanguard Health Care Fund
Investor Shares			15.36%
Admiral™ Shares			15.39
MSCI All Country World Health Care Index			13.41
Global Health/Biotechnology Funds Average			14.09
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.37%	0.32%	1.31%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Health/Biotechnology Funds.

1

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

2

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

4

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisor’s Report

For the six months ended July 31, 2017, Vanguard Health Care Fund returned 15.36% for Investor Shares and 15.39% for Admiral Shares. It outpaced its benchmark, the MSCI All Country World Health Care Index, which returned 13.41%, and the 14.09% average return of global health/biotechnology funds.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

Although a very small part of the benchmark, biopharma small-cap was the top-performing subsector during the period. Medical technology stocks were second-best, followed by biopharma large-caps. Health care services and biopharma mid-caps underperformed.

Our successes

Stock selection was strongest in three subsectors: biopharma large-cap, biopharma mid-cap, and health care services. Our modestly overweighted allocation to biopharma small-caps also helped.

Among our large-cap biopharmaceutical holdings, Vertex Pharmaceuticals stood out, returning more than 75%. The

Major Portfolio Changes
Six Months Ended July 31, 2017

Additions	Comments
Tesaro	Tesaro is an oncology-focused biopharmaceutical company. We
purchased shares because we are attracted to its newly approved
PARP inhibitor treatment for ovarian cancer and believe the class will greatly expand its indications.
Essilor International	Essilor International is the world’s leading optical lens manufacturer.
We purchased the stock because we believe the firm’s proposed merger with Luxottica offers an opportunity to gain market share.

Reductions	Comments
Actelion	We eliminated Actelion because it was acquired by Johnson
& Johnson.
Amgen	We eliminated Amgen because its stock has performed very well over the past few years. We believe the current valuation better balances the firm’s pipeline opportunities with future challenges in its base business.

6

company announced positive clinical data from three different triple combination regimens, a significant milestone in the treatment of cystic fibrosis. We trimmed our very large position because of this strength. But we remain enthused by the breakthrough nature of the results and the potential for the regimens to treat the majority of cystic fibrosis patients. Regeneron Pharmaceuticals helped relative results as its novel drug Dupixent, which treats atopic dermatitis, enjoyed a robust launch. Our avoidance of Pfizer, a benchmark constituent that lagged, also contributed.

In the biopharma mid-cap subsector, shares of Alnylam Pharmaceuticals performed particularly well. Its competitor Ionis reported positive phase 3 results for the treatment of TTR amyloidosis, a significant proof of concept for Alnylam’s similar program, due to report phase 3 results later in 2017. In addition, Alnylam presented positive clinical data for Givosiran, an investigational RNAi therapy for the treatment of acute hepatic porphyria designated by the FDA as a Breakthrough Therapy. We maintained our position in Alnylam based on its portfolio of RNAi therapeutics. Our holdings in H. Lundbeck and Agios Pharmaceuticals further boosted relative results in the subsector.

In health care services, our positions in Cerner and UnitedHealth Group outperformed. UnitedHealth Group is a leader in managed care. We believe that a subdued medical cost trend and a relatively benign regulatory outlook will combine to create a bright future for managed-care companies. Cerner, a leader in health care information technology, enjoyed solid revenue and earnings as hospital systems continued to invest in technology. Our decision to avoid owning Express Scripts also helped relative results as this benchmark constituent declined during the period.

Our shortfalls

Stock selection was weakest in the medical technology and biopharma small-cap subsectors. An overweighted allocation to biopharma mid-cap stocks also detracted. And the fund’s cash position (roughly 3% of assets) dragged on relative performance in a strong return environment.

Among medical technology companies, relative results were most hindered by what we did not own, including strong performers Align Technology and C. R. Bard.

Our avoidance of Johnson & Johnson, which returned more than 18% in the benchmark, was the largest relative detractor. Other laggards were positions in Eisai, Mylan, and Walgreens.

Eisai’s stock languished as the sales of its approved kidney cancer drug, Lenvima, fell short of expectations while competition intensified. Nevertheless, we expect

7

Lenvima to significantly drive the company’s operating margin expansion. We are positive about recent news that the drug achieved its primary and key secondary goals in its pivotal clinical trial for advanced liver cancer. Longer-term, Eisai remains an exciting holding because of its deep Alzheimer’s disease pipeline (in collaboration with Biogen), which includes the industry-leading drug candidate Aducanumab.

We believe these assets remain under-appreciated in Eisai’s stock price.

Mylan suffered from greater-than-expected pricing pressure in its U.S. generics business as the FDA approved competitors’ products while delaying the approval of some exciting complex generics. While this has led to greater near-term earnings pressure, we expect the stock to recover once its innovative generics portfolio is approved next year.

The fund’s positioning

At the period’s end, we held about 22% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, Israel, Denmark, and China, but many of them operate globally. We believe this strategy provides diversification for shareholders over the long term.

The portfolio consisted of 75 companies in all subsectors of health care. This figure was up modestly from a year ago, when we held 70 firms. The fund’s ten largest holdings represented a significant portion––about 45%––of its assets. The fund’s 12-month turnover rate as of the end of July (about 11%) was within our normal range but may increase modestly when opportunities arise.

The health care sector has benefited broadly since the U.S. elections last November as uncertainty about major change from Washington, D.C., has subsided. We believe that meaningful structural reform of drug pricing mechanisms is unlikely in the foreseeable future. Rather, market forces under the current policy framework should restrain pricing for crowded, less-innovative, or off-patent categories of drugs, potentially freeing up money to reward companies bringing truly innovative products to market.

Moreover, it seems increasingly likely that Congress will be unable to dramatically alter the Affordable Care Act (ACA). We suspect we are more likely to see a “repair and rebrand” than a “repeal and replace.”

We expect many of the ACA’s key provisions to remain intact, including those that provide millions of Americans access to some type of health insurance. Despite the noise surrounding “repeal and replace,” the actual long-term impact on health care stocks should be modest.

8

In selecting stocks for the fund, we tend to favor companies that develop innovative products and those that provide solutions to the challenges facing the health care system. We believe such firms should be comparatively well-positioned regardless of the regulatory environment. Over the long term, innovation, an aging population, and the globalization of demand for cutting-edge, Western-style health care should continue to drive the sector’s growth. We believe that we are favorably positioned with the resources to capitalize on that.

A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity that are best-positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.

As always, we thank you very much for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA

Senior Managing Director and Portfolio Manager Wellington Management Company llp

August 16, 2017

9

Health Care Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.37%	0.32%
30-Day SEC Yield	1.07%	1.12%

Portfolio Characteristics

		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	76	177	3,786
Median Market Cap	$52.7B	$91.0B	$61.2B
Price/Earnings Ratio	22.1x	22.5x	21.5x
Price/Book Ratio	3.4x	3.7x	2.8x
Return on Equity	15.0%	16.4%	15.1%
Earnings Growth Rate	2.1%	6.3%	10.1%
Dividend Yield	1.4%	1.9%	1.8%
Foreign Holdings	21.9%	33.4%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	3.3%	—	—

Volatility Measures

	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.92	0.55
Beta	1.02	0.91
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		6.3%
Allergan plc	Pharmaceuticals	5.9
UnitedHealth Group Inc.	Managed Health
	Care	5.5
Eli Lilly & Co.	Pharmaceuticals	4.8
AstraZeneca plc	Pharmaceuticals	4.4
Merck & Co. Inc.	Pharmaceuticals	3.9
Vertex Pharmaceuticals
Inc.	Biotechnology	3.3
Regeneron
Pharmaceuticals Inc.	Biotechnology	3.3
Medtronic plc	Health Care
	Equipment	2.9
McKesson Corp.	Health Care
	Distributors	2.7
Top Ten		43.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.38% for Investor Shares and 0.33% for Admiral Shares.

10

Health Care Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	16.4%	17.1%
Consumer Staples	1.4	0.0
Health Care Distributors	4.0	2.3
Health Care Equipment	10.9	13.9
Health Care Facilities	3.4	1.5
Health Care Services	0.6	3.3
Health Care Supplies	0.5	2.2
Health Care Technology	3.0	0.7
Life Sciences Tools & Services	2.8	4.0
Managed Health Care	11.6	8.1
Pharmaceuticals	45.4	46.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Europe
United Kingdom	5.2%
Switzerland	4.3
Belguim	1.8
Other	1.3
Subtotal	12.6%
Pacific
Japan	8.7%
Emerging Markets	0.3%
North America
United States	77.3%
Middle East
Israel	1.1%

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	11.57%	18.52%	11.43%
Admiral Shares	11/12/2001	11.63	18.58	11.49

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
United States (74.8%)
Biotechnology (15.3%)
*	Vertex Pharmaceuticals
	Inc.	10,587,426	1,607,383
*	Regeneron
	Pharmaceuticals Inc.	3,255,810	1,600,621
*	Incyte Corp.	9,265,098	1,234,945
*	Biogen Inc.	3,784,603	1,095,983
^,*,1 Alnylam
	Pharmaceuticals Inc.	8,047,957	665,888
*,1	Alkermes plc	8,694,176	473,050
^,*,1 Agios
	Pharmaceuticals Inc.	3,874,924	216,763
^,*	TESARO Inc.	1,426,535	182,112
^,*,1 Prothena Corp. plc		2,150,294	132,802
^,*	Ionis Pharmaceuticals
	Inc.	2,397,300	125,619
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,586,087	81,403
			7,416,569
Food & Staples Retailing (1.3%)
	Walgreens Boots
	Alliance Inc.	8,048,160	649,245

Health Care Equipment & Supplies (10.0%)
	Medtronic plc	16,509,984	1,386,343
*	Boston Scientific Corp.	40,216,393	1,070,561
	Abbott Laboratories	21,432,294	1,054,040
	Baxter International Inc.	6,747,291	408,076
	Becton Dickinson
	and Co.	1,522,573	306,646
	Stryker Corp.	1,654,500	243,377
*	Hologic Inc.	3,538,200	156,424
*	Intuitive Surgical Inc.	118,205	110,907
	Dentsply Sirona Inc.	1,453,190	90,142
			4,826,516

			Market
			Value•
		Shares	($000)
Health Care Providers & Services (18.9%)
	UnitedHealth Group
	Inc.	13,970,280	2,679,639
	McKesson Corp.	8,002,819	1,295,416
	Cigna Corp.	6,889,431	1,195,730
*	HCA Healthcare Inc.	11,002,078	883,907
	Aetna Inc.	5,101,289	787,180
	Cardinal Health Inc.	7,522,531	581,191
	Universal Health
	Services Inc. Class B	4,354,800	482,643
	Anthem Inc.	2,502,333	465,959
*	Envision Healthcare
	Corp.	4,942,595	278,911
^,*	Acadia Healthcare
	Co. Inc.	3,698,655	195,770
*	WellCare Health Plans
	Inc.	1,061,400	187,857
*	Centene Corp.	668,300	53,076
	Humana Inc.	215,600	49,847
*	LifePoint Health Inc.	341,100	20,261
*	Community Health
	Systems Inc. CVR	18,834,700	301
			9,157,688
Health Care Technology (2.9%)
*	Cerner Corp.	14,511,817	934,126
*,1	athenahealth Inc.	2,474,965	342,337
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	137,858
			1,414,321
Life Sciences Tools & Services (2.7%)
	Thermo Fisher
	Scientific Inc.	3,535,100	620,516
*	Illumina Inc.	2,283,834	397,044
*	Quintiles IMS Holdings
	Inc.	1,932,497	174,988
	Agilent Technologies
	Inc.	1,667,550	99,703
			1,292,251

13

Health Care Fund

		Market
		Value•
	Shares	($000)
Pharmaceuticals (23.7%)
Bristol-Myers Squibb Co.	53,643,117	3,052,293
Allergan plc	11,296,134	2,850,354
Eli Lilly & Co.	28,073,170	2,320,528
Merck & Co. Inc.	29,925,744	1,911,657
*,1 Mylan NV	29,295,842	1,142,245
^,*,1 Medicines Co.	5,564,220	213,944
		11,491,021
Total United States		36,247,611
International (21.9%)
Belgium (1.8%)
1 UCB SA	11,849,551	862,914

China (0.2%)
Shanghai Fosun
Pharmaceutical Group
Co. Ltd.	16,503,500	60,404
Sino Biopharmaceutical
Ltd.	31,970,000	28,224
*,2 Wuxi Biologics Cayman
Inc.	2,657,500	11,909
		100,537
Denmark (0.8%)
* Genmab A/S	1,085,043	246,589
H Lundbeck	2,748,583	164,810
		411,399
France (0.3%)
Essilor International SA	1,309,337	165,772

Israel (1.1%)
Teva Pharmaceutical
Industries Ltd. ADR	15,965,000	513,594

Japan (8.4%)
1 Eisai Co. Ltd.	15,038,875	805,957
Shionogi & Co. Ltd.	14,932,054	797,224
Chugai Pharmaceutical
Co. Ltd.	16,188,700	649,233
Takeda Pharmaceutical
Co. Ltd.	10,581,700	558,998
Astellas Pharma Inc.	34,367,700	437,691
Ono Pharmaceutical
Co. Ltd.	18,388,760	402,268
Kyowa Hakko Kirin
Co. Ltd.	6,291,000	113,931
Sysmex Corp.	1,716,700	98,273
Olympus Corp.	2,658,300	96,487
Nippon Shinyaku
Co. Ltd.	1,318,400	83,210
Terumo Corp.	1,183,700	44,756
		4,088,028

		Market
		Value•
	Shares	($000)
South Africa (0.1%)
Aspen Pharmacare
Holdings Ltd.	1,140,383	23,902

Switzerland (4.2%)
Novartis AG	13,576,941	1,156,454
Roche Holding AG	2,994,934	758,225
Roche Holding AG
(Bearer)	376,066	96,959
* Idorsia Ltd.	478,519	8,957
		2,020,595
United Kingdom (5.0%)
AstraZeneca plc	36,103,061	2,151,854
Smith & Nephew plc	8,976,157	156,185
Hikma Pharmaceuticals
plc	7,155,385	133,195
		2,441,234
Total International		10,627,975
Total Common Stocks
(Cost $27,907,302)		46,875,586
Temporary Cash Investments (3.6%)
Money Market Fund (0.3%)
[3,4] Vanguard Market
Liquidity Fund,
1.217%	1,369,840	137,011

	Face
	Amount
	($000)
Repurchase Agreements (0.6%)
Bank of America Securities,
LLC 1.050%, 8/1/17
(Dated 7/31/17,
Repurchase Value
$22,901,000,
collateralized by U. S.
Treasury Note/Bond
2.250%, 2/15/27, with
a value of $23,358,000)	22,900	22,900
Bank of Nova Scotia
1.030%, 8/1/17 (Dated
7/31/17, Repurchase
Value $58,102,000,
collateralized by U. S.
Treasury Note/Bond
2.875%, 8/15/45, with
a value of $59,264,000)	58,100	58,100

14

Health Care Fund

	Face	Market
	Amount	Value •
	($000)	($000)
Barclays Capital Inc.
1.020%, 8/1/17 (Dated
7/31/17, Repurchase
Value $8,400,000,
collateralized by U. S.
Treasury Note/Bond
0.750%–1.125%,
1/31/18–3/31/20, with
a value of $8,568,000)	8,400	8,400
BNP Paribas Securities
Corp. 1.060%, 8/1/17
(Dated 7/31/17,
Repurchase Value
$96,003,000,
collateralized by Federal
National Mortgage Assn.
2.500%–4.000%,
8/1/25–5/1/56,
Government National
Mortgage Assn.
2.250%–4.410%,
1/20/39–7/20/63, and
U.S. Treasury Note/
Bond 0.000%-9.125%,
10/12/17-8/15/46, with
a value of $97,920,000)	96,000	96,000
HSBC Bank USA
1.040%, 8/1/17 (Dated
7/31/17, Repurchase
Value $82,502,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.500%–4.000%,
4/1/42–1/1/47, with a
value of $84,153,000)	82,500	82,500
RBC Capital Markets LLC
1.030%, 8/1/17 (Dated
7/31/17, Repurchase
Value $14,100,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.517%–3.500%,
1/1/26–5/1/45, Federal
National Mortgage Assn.
2.351%–4.500%,
1/1/27–4/1/47, and
Government National
Mortgage Assn.
3.000%–4.000%,
4/20/45–7/20/47, with
a value of $14,382,000)	14,100	14,100

		Face	Market
		Amount	Value •
		($000)	($000)
	Wells Fargo & Co.
	1.060%, 8/1/17 (Dated
	7/31/17, Repurchase
	Value $29,201,000,
	collateralized by Federal
	National Mortgage Assn.
	3.500%, 2/1/47, with a
	value of $29,784,000)	29,200	29,200
			311,200
U. S. Government and Agency Obligations (0.3%)
5	Federal Home Loan Bank
	Discount Notes, 1.008%,
	9/6/17	125,000	124,878

Commercial Paper (2.4%)
6	Apple Inc., 1.071%,
	8/3/17	150,000	149,986
6	Apple Inc., 1.122%,
	9/7/17	150,000	149,814
	General Electric Co.,
	1.080%, 8/11/17	150,000	149,948
	General Electric Co.,
	1.101%, 8/24/17	125,000	124,906
6	Microsoft Corp.,
	1.091%, 8/28/17	125,000	124,896
6	Microsoft Corp.,
	1.101%, 9/5/17	100,000	99,888
6	PepsiCo Inc.,
	1.112%, 9/18/17	75,000	74,883
6	The Coca-Cola Co.,
	1.132%, 8/24/17	100,000	99,921
6	The Coca-Cola Co.,
	1.132%, 8/25/17	75,000	74,939
6	Wal-Mart Stores, Inc.,
	1.131%, 8/21/17	130,000	129,913
			1,179,094
Total Temporary Cash Investments
(Cost $1,752,228)			1,752,183
Total Investments (100.3%)
(Cost $29,659,530)			48,627,769
Other Assets and Liabilities (-0.3%)
Other Assets			181,227
Liabilities [4]			(311,894)
			(130,667)
Net Assets (100%)			48,497,102

15

Health Care Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	43,497,000
Affiliated Vanguard Funds	137,011
Other Affiliated Issuers	4,993,758
Total Investments in Securities	48,627,769
Investment in Vanguard	3,147
Receivables for Investment
Securities Sold	99,440
Receivables for Accrued Income	62,411
Receivables for Capital Shares Issued	15,193
Other Assets	1,036
Total Assets	48,808,996
Liabilities
Payables for Investment Securities
Purchased	74,601
Collateral for Securities on Loan	136,989
Payables to Investment Advisor	22,856
Payables for Capital Shares Redeemed	23,318
Payables to Vanguard	54,130
Total Liabilities	311,894
Net Assets	48,497,102

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	28,326,849
Undistributed Net Investment Income	180,405
Accumulated Net Realized Gains	1,020,327
Unrealized Appreciation (Depreciation)
Investment Securities	18,968,239
Foreign Currencies	1,282
Net Assets	48,497,102

Investor Shares—Net Assets
Applicable to 49,993,562 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,653,354
Net Asset Value Per Share—
Investor Shares	$213.09

Admiral Shares—Net Assets
Applicable to 421,005,564 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	37,843,748
Net Asset Value Per Share—
Admiral Shares	$89.89

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $130,339,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $136,989,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2017, the aggregate value of these securities was $904,240,000, representing 1.9% of net assets.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31,2017
($000)
Investment Income
Income
Dividends[1]	376,862
Interest	5,794
Securities Lending—Net	327
Total Income	382,983
Expenses
Investment Advisory Fees—Note B
Basic Fee	33,711
Performance Adjustment	11,205
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,388
Management and Administrative—Admiral Shares	23,702
Marketing and Distribution—Investor Shares	700
Marketing and Distribution—Admiral Shares	882
Custodian Fees	454
Shareholders’ Reports—Investor Shares	556
Shareholders’ Reports—Admiral Shares	318
Trustees’ Fees and Expenses	34
Total Expenses	79,950
Net Investment Income	303,033
Realized Net Gain (Loss)
Investment Securities Sold	1,019,713
Foreign Currencies	(892)
Realized Net Gain (Loss)	1,018,821
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,257,243
Foreign Currencies	1,461
Change in Unrealized Appreciation (Depreciation)	5,258,704
Net Increase (Decrease) in Net Assets Resulting from Operations	6,580,558
1 Dividends are net of foreign withholding taxes of $16,827,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	303,033	476,102
Realized Net Gain (Loss)	1,018,821	3,502,054
Change in Unrealized Appreciation (Depreciation)	5,258,704	(2,688,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,580,558	1,289,427
Distributions
Net Investment Income
Investor Shares	(2,003)	(91,432)
Admiral Shares	(12,088)	(337,537)
Realized Capital Gain[1]
Investor Shares	(276,819)	(710,003)
Admiral Shares	(972,758)	(2,437,191)
Total Distributions	(1,263,668)	(3,576,163)
Capital Share Transactions
Investor Shares	(160,441)	(780,048)
Admiral Shares	(10,884)	(1,103,458)
Net Increase (Decrease) from Capital Share Transactions	(171,325)	(1,883,506)
Total Increase (Decrease)	5,145,565	(4,170,242)
Net Assets
Beginning of Period	43,351,537	47,521,779
End of Period[2]	48,497,102	43,351,537

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $150,255,000 and $132,789,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $180,405,000 and ($107,645,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$189.88	$200.67	$216.14	$191.63	$152.58	$131.96
Investment Operations
Net Investment Income	1.292	2.039	1.934	2.941	2.350	2.777
Net Realized and Unrealized Gain (Loss)
on Investments	27.491	2.951	.566	49.127	53.058	22.791
Total from Investment Operations	28.783	4.990	2.500	52.068	55.408	25.568
Distributions
Dividends from Net Investment Income	(.040)	(1.854)	(2.611)	(2.115)	(2.357)	(2.757)
Distributions from Realized Capital Gains	(5.533)	(13.926)	(15.359)	(25.443)	(14.001)	(2.191)
Total Distributions	(5.573)	(15.780)	(17.970)	(27.558)	(16.358)	(4.948)
Net Asset Value, End of Period	$213.09	$189.88	$200.67	$216.14	$191.63	$152.58

Total Return[1]	15.36%	2.71%	0.49%	28.15%	37.66%	19.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,653	$9,636	$10,916	$11,660	$9,905	$8,681
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.37%	0.36%	0.34%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.27%	0.98%	0.84%	1.44%	1.33%	1.94%
Portfolio Turnover Rate	9%	12%	18%	20%	21%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.05% for period ended July 31, 2017, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.09	$84.64	$91.17	$80.84	$64.37	$55.68
Investment Operations
Net Investment Income	.566	.908	.868	1.290	1.040	1.211
Net Realized and Unrealized Gain (Loss)
on Investments	11.597	1.244	.236	20.715	22.378	9.605
Total from Investment Operations	12.163	2.152	1.104	22.005	23.418	10.816
Distributions
Dividends from Net Investment Income	(.029)	(.828)	(1.155)	(.942)	(1.042)	(1.201)
Distributions from Realized Capital Gains	(2.334)	(5.874)	(6.479)	(10.733)	(5.906)	(.925)
Total Distributions	(2.363)	(6.702)	(7.634)	(11.675)	(6.948)	(2.126)
Net Asset Value, End of Period	$89.89	$80.09	$84.64	$91.17	$80.84	$64.37

Total Return[1]	15.39%	2.76%	0.54%	28.20%	37.74%	19.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,844	$33,715	$36,606	$34,371	$24,821	$16,002
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.32%	0.31%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.03%	0.89%	1.49%	1.38%	1.99%
Portfolio Turnover Rate	9%	12%	18%	20%	21%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.05% for period ended July 31, 2017, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate

21

Health Care Fund

any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

22

Health Care Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index for the preceding three years. For the six months ended July 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before an increase of $11,205,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $3,147,000, representing 0.01% of the fund’s net assets and 1.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

Health Care Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	36,247,611	—	—
Common Stocks—International	513,594	10,114,381	—
Temporary Cash Investments	137,011	1,615,172	—
Total	36,898,216	11,729,553	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2017, the cost of investment securities for tax purposes was $29,728,535,000. Net unrealized appreciation of investment securities for tax purposes was $18,899,234,000, consisting of unrealized gains of $19,999,877,000 on securities that had risen in value since their purchase and $1,100,643,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $2,070,759,000 of investment securities and sold $3,727,921,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	605,420	2,962	1,313,938	6,581
Issued in Lieu of Cash Distributions	264,597	1,325	760,856	4,044
Redeemed	(1,030,458)	(5,042)	(2,854,842)	(14,276)
Net Increase (Decrease)—Investor Shares	(160,441)	(755)	(780,048)	(3,651)
Admiral Shares
Issued	1,090,908	12,624	2,173,067	25,669
Issued in Lieu of Cash Distributions	892,927	10,605	2,517,721	31,739
Redeemed	(1,994,719)	(23,199)	(5,794,246)	(68,911)
Net Increase (Decrease)—Admiral Shares	(10,884)	30	(1,103,458)	(11,503)

24

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Agios Pharmaceuticals Inc.	154,118	14,517	—	—	—	216,763
Alkermes plc	470,442	—	—	—	—	473,050
Allscripts Healthcare
Solutions Inc.	131,139	—	—	—	—	137,858
Alnylam Pharmaceuticals Inc.	341,889	—	40,856	—	—	665,888
athenahealth Inc.	289,067	17,992	—	—	—	342,337
Eisai Co. Ltd.	828,954	—	—	9,757	—	805,957
Incyte Corp.	1,249,252	17,338	155,621	—	—	NA2
Medicines Co.	200,590	—	—	—	—	213,944
Mylan NV	1,144,717	—	34,017	—	—	1,142,245
Prothena Corp. plc	105,278	—	—	—	—	132,802
UCB SA	783,433	36,150	—	12,077	—	862,914
Vanguard Market
Liquidity Fund	88,012	NA [3]	NA [3]	—	—	137,011
Vertex Pharmaceuticals Inc.	1,136,089	—	362,710	—	—	NA2
Total	6,922,980			21,834	—	5,130,769

1 Includes net realized gain (loss) on affiliated investment securities sold of $158,233,000.
2 Not applicable—at July 31, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,153.56	$2.03
Admiral Shares	1,000.00	1,153.85	1.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$1.91
Admiral Shares	1,000.00	1,023.16	1.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers.

The portfolio manager is aided by a team of experienced Global Industry Analysts who cover health care industries. This health care team uses intensive fundamental analysis and deep knowledge of health care science and technology to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings.

The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: large-capitalization biotechnology/pharmaceuticals, mid-cap biotech/pharmaceuticals, small-cap biotech/pharmaceuticals, health care services, and medical technology. Wellington Management has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

28

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

31

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092017

Semiannual Report | July 31, 2017

Vanguard REIT Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangement.	32
Glossary.	34

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, Vanguard REIT Index Fund returned nearly 4% for Investor Shares. Returns for ETF, Admiral, and Institutional Shares were a bit higher. The results were in line with the fund’s benchmark index but a bit lower than those of its peer group.

• Real estate investment trusts (REITs) lagged the broad market largely because of higher interest rates, which raise REITs’ debt-financing costs and erode profit margins.

• Top-performing subsectors included industrial REITs (+24%), residential REITs (+12%), and health care REITs (+9%).

• The fund’s largest subsector, retail REITs (–10%), was the biggest detractor.

Results were held back by a general decline in the popularity of malls, store closures by national retailers, and an increase in online shopping. Office REITs (–4%) also produced negative results.

Total Returns: Six Months Ended July 31, 2017

Total
Returns
Vanguard REIT Index Fund
Investor Shares	3.85%
ETF Shares
Market Price	4.00
Net Asset Value	3.92
Admiral™ Shares	3.92
Institutional Shares	3.95
MSCI US REIT Index	3.98
Real Estate Funds Average	4.14

Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.28%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12%
for Admiral Shares, and 0.10% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2016.

Peer group: Real Estate Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of the REIT Index Fund, you will also be asked to vote on proposals that are specific to your fund.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

REIT Index Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics

	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	FA Index
Number of Stocks	158	156	3,786
Median Market Cap $10.2B		$10.2B	$61.2B
Price/Earnings Ratio	35.7x	35.6x	21.5x
Price/Book Ratio	2.3x	2.3x	2.8x
Return on Equity	5.0%	5.0%	15.1%
Earnings Growth Rate	17.7%	17.7%	10.1%
Dividend Yield	3.9%	3.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.2%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.7%	7.6%
Health Care REITs	12.5	12.5
Hotel & Resort REITs	6.4	6.4
Industrial REITs	7.1	7.1
Office REITs	13.1	13.1
Residential REITs	16.7	16.7
Retail REITs	19.1	19.1
Specialized REITs	17.4	17.5

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.22
Beta	1.00	0.67

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	5.9%
Equinix Inc.	Specialized REITs	4.1
Prologis Inc.	Industrial REITs	3.8
Public Storage	Specialized REITs	3.8
Welltower Inc.	Health Care REITs	3.1
AvalonBay Communities
Inc.	Residential REITs	3.1
Equity Residential	Residential REITs	2.9
Ventas Inc.	Health Care REITs	2.8
Boston Properties Inc.	Office REITs	2.2
Digital Realty Trust Inc.	Office REITs	2.1
Top Ten		33.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares,
and 0.10% for Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	-2.05%	9.13%	6.05%
ETF Shares	9/23/2004
Market Price		-1.89	9.30	6.20
Net Asset Value		-1.91	9.28	6.18
Admiral Shares	11/12/2001	-1.93	9.28	6.18
Institutional Shares	12/2/2003	-1.88	9.30	6.21

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment
Trusts (REITs) (99.8%)[1]
Diversified REITs (7.6%)
2	VEREIT Inc.	73,633,170	611,892
2	Colony NorthStar Inc.
	Class A	40,409,250	591,591
2	WP Carey Inc.	8,036,764	550,599
2	Liberty Property Trust	11,111,231	466,894
2	Forest City Realty Trust
	Inc. Class A	15,521,094	378,404
2	Gramercy Property
	Trust	11,315,085	341,942
2	STORE Capital Corp.	12,927,275	302,369
2	Spirit Realty Capital Inc.	36,552,037	289,858
	Empire State Realty
	Trust Inc.	9,991,034	208,713
2	PS Business Parks Inc.	1,538,993	206,933
2	Washington REIT	5,649,187	188,852
2	Lexington Realty Trust	16,134,388	164,248
2	Select Income REIT	5,071,399	119,026
2	Global Net Lease Inc.	5,010,806	110,238
2	American Assets Trust
	Inc.	2,633,126	106,931
*,2	iStar Inc.	4,903,566	58,598
2	Investors Real Estate
	Trust	9,205,723	57,260
2	First Potomac Realty
	Trust	4,442,037	49,440
2	Armada Hoffler
	Properties Inc.	3,325,204	44,092
2	Gladstone Commercial
	Corp.	1,890,905	40,238
2	One Liberty Properties
	Inc.	1,005,147	24,706
2	Winthrop Realty Trust	1,892,511	15,172
2	RAIT Financial Trust	6,284,248	12,568
			4,940,564

			Market
			Value•
		Shares	($000)
Health Care REITs (12.5%)
2	Welltower Inc.	27,406,940	2,011,395
2	Ventas Inc.	26,807,055	1,805,455
2	HCP Inc.	35,391,179	1,120,131
^,2	Omega Healthcare
	Investors Inc.	14,871,768	469,799
2	Healthcare Trust of
	America Inc. Class A	14,463,668	442,444
2	Medical Properties
	Trust Inc.	27,067,714	351,339
2	Senior Housing
	Properties Trust	17,959,579	349,314
2	Healthcare Realty Trust
	Inc.	8,803,886	293,169
2	Physicians Realty Trust	13,428,479	250,038
2	National Health
	Investors Inc.	3,011,661	232,651
2	LTC Properties Inc.	2,993,177	154,568
2	Care Capital Properties
	Inc.	6,348,531	153,761
*,2	Quality Care Properties
	Inc.	7,076,926	119,034
^,2	Sabra Health Care REIT
	Inc.	4,936,415	114,525
2	CareTrust REIT Inc.	5,006,901	91,326
2	Universal Health Realty
	Income Trust	976,782	75,681
2	New Senior Investment
	Group Inc.	6,210,211	64,524
			8,099,154
Hotel & Resort REITs (6.4%)
2	Host Hotels & Resorts
	Inc.	55,882,454	1,042,767
2	Hospitality Properties
	Trust	12,419,441	360,909
2	Park Hotels & Resorts
	Inc.	11,370,337	306,203

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Apple Hospitality REIT
	Inc.	16,013,293	295,605
2	Sunstone Hotel
	Investors Inc.	16,660,490	271,233
2	LaSalle Hotel Properties	8,546,642	252,468
2	Ryman Hospitality
	Properties Inc.	3,470,344	217,209
2	RLJ Lodging Trust	9,422,929	199,389
^,2	Pebblebrook Hotel Trust	5,453,032	183,604
2	DiamondRock
	Hospitality Co.	15,137,679	176,808
2	Xenia Hotels & Resorts
	Inc.	8,082,424	164,235
2	Summit Hotel
	Properties Inc.	7,779,088	139,479
^,2	MGM Growth
	Properties LLC Class A	4,347,720	130,127
2	Chesapeake Lodging
	Trust	4,543,962	114,644
2	FelCor Lodging Trust
	Inc.	9,398,120	69,358
2	Chatham Lodging Trust	2,904,280	60,061
2	Hersha Hospitality Trust
	Class A	3,159,286	59,268
2	Ashford Hospitality
	Trust Inc.	7,280,284	45,793
2	Ashford Hospitality
	Prime Inc.	1,917,324	19,863
			4,109,023
Industrial REITs (7.1%)
2	Prologis Inc.	40,014,956	2,433,310
2	Duke Realty Corp.	26,877,223	768,420
2	DCT Industrial Trust Inc.	6,947,664	391,431
2	First Industrial Realty
	Trust Inc.	8,864,077	270,532
2	EastGroup Properties
	Inc.	2,519,011	219,607
2	STAG Industrial Inc.	6,204,112	169,310
2	Rexford Industrial
	Realty Inc.	5,037,487	143,669
2	Terreno Realty Corp.	3,592,867	124,385
2	Monmouth Real Estate
	Investment Corp.	4,829,584	74,424
			4,595,088
Office REITs (13.1%)
2	Boston Properties Inc.	11,625,498	1,405,639
2	Vornado Realty Trust	12,865,285	1,020,860
2	Alexandria Real Estate
	Equities Inc.	6,718,254	814,588
2	SL Green Realty Corp.	7,603,034	785,165
2	Kilroy Realty Corp.	7,390,725	512,990
2	Douglas Emmett Inc.	10,993,762	420,621
2	Highwoods Properties
	Inc.	7,686,290	395,998

			Market
			Value•
		Shares	($000)
2	Hudson Pacific
	Properties Inc.	11,701,526	382,874
*,2	Equity Commonwealth	9,380,275	296,229
2	Cousins Properties Inc.	31,642,818	290,797
2	Corporate Office
	Properties Trust	7,457,852	248,272
2	Paramount Group Inc.	14,825,169	242,688
2	Piedmont Office Realty
	Trust Inc. Class A	10,988,049	230,859
*,2	JBG SMITH Properties	6,433,194	228,250
2	Brandywine Realty
	Trust	13,242,829	222,612
2	Columbia Property
	Trust Inc.	9,259,200	201,388
2	Mack-Cali Realty Corp.	6,442,549	169,052
^,2	Government Properties
	Income Trust	7,273,534	128,960
2	New York REIT Inc.	12,540,847	108,353
2	Franklin Street
	Properties Corp.	7,702,633	81,417
2	Parkway Inc.	3,342,117	76,902
2	Tier REIT Inc.	3,615,725	66,819
2	Easterly Government
	Properties Inc.	2,676,063	53,494
2	NorthStar Realty
	Europe Corp.	4,024,905	51,962
			8,436,789
Residential REITs (16.7%)
2	AvalonBay
	Communities Inc.	10,381,294	1,996,842
2	Equity Residential	27,750,145	1,888,675
2	Essex Property Trust
	Inc.	4,955,102	1,296,750
2	Mid-America
	Apartment
	Communities Inc.	8,583,194	888,618
2	UDR Inc.	20,211,126	790,053
2	Camden Property Trust	6,616,089	593,463
2	Equity LifeStyle
	Properties Inc.	6,230,632	543,934
2	Apartment Investment
	& Management Co.
	Class A	11,868,984	540,632
2	Sun Communities Inc.	5,919,702	526,913
2	American Campus
	Communities Inc.	9,985,516	478,706
2	American Homes
	4 Rent Class A	17,457,140	401,689
2	Starwood Waypoint
	Homes	9,439,047	329,989
^,2	Education Realty Trust
	Inc.	5,531,539	207,709
2	Monogram Residential
	Trust Inc.	11,986,746	143,361

REIT Index Fund

			Market
			Value•
		Shares	($000)
^,2	Independence Realty
	Trust Inc.	5,220,338	52,830
2	Altisource Residential
	Corp.	3,872,771	50,385
2	UMH Properties Inc.	2,049,171	33,893
2	NexPoint Residential
	Trust Inc.	1,194,525	29,971
			10,794,413
Retail REITs (19.0%)
2	Simon Property Group
	Inc.	24,176,498	3,831,975
2	Realty Income Corp.	19,673,568	1,122,574
2	GGP Inc.	46,827,261	1,058,764
2	Regency Centers Corp.	11,552,419	765,001
2	Federal Realty
	Investment Trust	5,190,540	688,421
2	Kimco Realty Corp.	31,563,383	636,949
2	Macerich Co.	9,246,024	530,629
^,2	National Retail
	Properties Inc.	11,129,517	444,958
2	Brixmor Property
	Group Inc.	22,589,919	442,537
2	Weingarten Realty
	Investors	9,199,112	298,603
2	Taubman Centers Inc.	4,575,540	260,211
2	DDR Corp.	23,548,042	239,955
2	Retail Properties of
	America Inc.	17,901,098	236,832
2	Urban Edge Properties	8,124,571	204,170
2	Tanger Factory Outlet
	Centers Inc.	7,278,434	192,369
2	Acadia Realty Trust	6,404,771	190,478
2	Retail Opportunity
	Investments Corp.	7,744,666	157,062
2	Kite Realty Group Trust	6,317,189	129,692
2	Washington Prime
	Group Inc.	14,020,599	126,466
^,2	CBL & Associates
	Properties Inc.	12,914,122	113,515
2	Agree Realty Corp.	2,141,585	105,302
2	Ramco-Gershenson
	Properties Trust	5,994,613	84,464
^,2	Seritage Growth
	Properties Class A	1,716,133	80,264
	Alexander’s Inc.	173,792	75,598
2	Getty Realty Corp.	2,492,184	64,747
^,2	Pennsylvania REIT	5,259,757	62,539
	Saul Centers Inc.	970,965	57,442
	Urstadt Biddle
	Properties Inc.
	Class A	2,170,647	45,453

			Market
			Value•
		Shares	($000)
2	Cedar Realty Trust Inc.	6,463,815	33,483
^,2	Whitestone REIT	2,256,130	29,442
	Urstadt Biddle
	Properties Inc.	58,856	1,059
			12,310,954
Specialized REITs (17.4%)
2	Equinix Inc.	5,814,269	2,620,665
2	Public Storage	11,789,529	2,423,574
2	Digital Realty Trust Inc.	12,020,771	1,386,476
2	Extra Space Storage
	Inc.	9,517,914	756,674
2	Iron Mountain Inc.	18,938,214	689,919
2	Gaming and Leisure
	Properties Inc.	13,389,143	507,984
2	DuPont Fabros
	Technology Inc.	5,859,225	365,206
2	CyrusOne Inc.	5,993,097	357,848
2	EPR Properties	4,812,028	348,295
2	CubeSmart	13,622,225	335,924
2	CoreSite Realty Corp.	2,561,862	278,167
2	GEO Group Inc.	9,191,873	269,781
2	Life Storage Inc.	3,513,628	256,635
2	CoreCivic Inc.	8,893,539	246,351
2	QTS Realty Trust Inc.
	Class A	3,606,603	192,845
2	Four Corners Property
	Trust Inc.	4,534,808	115,093
2	National Storage
	Affiliates Trust	3,259,710	74,843
			11,226,280
Total Equity Real Estate
Investment Trusts (REITs)
(Cost $56,209,126)			64,512,265
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
[3,4]	Vanguard Market
	Liquidity Fund, 1.217%
	(Cost $296,189)	2,961,448	296,204
Total Investments (100.3%)
(Cost $56,505,315)			64,808,469
Other Assets and Liabilities (-0.3%)
Other Assets			98,322
Liabilities [4]			(283,670)
			(185,348)
Net Assets (100%)			64,623,121

REIT Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	388,265
Other Affiliated Issuers	64,420,204
Total Investments in Securities	64,808,469
Investment in Vanguard	4,125
Receivables for Investment Securities
Sold	6,918
Receivables for Accrued Income	53,655
Receivables for Capital Shares Issued	32,969
Other Assets	655
Total Assets	64,906,791
Liabilities
Payables for Investment Securities
Purchased	9,492
Collateral for Securities on Loan	193,525
Payables for Capital Shares Redeemed	49,367
Payables to Vanguard	30,872
Other Liabilities	414
Total Liabilities	283,670
Net Assets	64,623,121

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	56,276,917
Overdistributed Net Investment Income	(41,593)
Accumulated Net Realized Gains	81,107
Unrealized Appreciation (Depreciation)
Investment Securities	8,303,154
Swap Contracts	3,536
Net Assets	64,623,121

Amount
($000)
Investor Shares—Net Assets
Applicable to 91,423,438 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,558,220
Net Asset Value Per Share—
Investor Shares	$27.98

ETF Shares—Net Assets
Applicable to 412,673,020 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,763,058
Net Asset Value Per Share—
ETF Shares	$84.24

Admiral Shares—Net Assets
Applicable to 157,408,791 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,792,838
Net Asset Value Per Share—
Admiral Shares	$119.39

Institutional Shares—Net Assets
Applicable to 460,484,265 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,509,005
Net Asset Value Per Share—
Institutional Shares	$18.48

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $187,543,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $193,525,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2017
($000)
Investment Income
Income
Dividends	981,464
Interest	193
Securities Lending—Net	404
Total Income	982,061
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,106
Management and Administrative—Investor Shares	2,848
Management and Administrative—ETF Shares	16,389
Management and Administrative—Admiral Shares	9,374
Management and Administrative—Institutional Shares	3,430
Marketing and Distribution—Investor Shares	205
Marketing and Distribution—ETF Shares	844
Marketing and Distribution—Admiral Shares	778
Marketing and Distribution—Institutional Shares	172
Custodian Fees	383
Shareholders’ Reports—Investor Shares	215
Shareholders’ Reports—ETF Shares	2,062
Shareholders’ Reports—Admiral Shares	425
Shareholders’ Reports—Institutional Shares	64
Trustees’ Fees and Expenses	21
Total Expenses	39,316
Net Investment Income	942,745
Realized Net Gain (Loss)
Capital Gain Distributions Received	151,614
Investment Securities Sold	893,912
Futures Contracts	(59)
Swap Contracts	(7,569)
Realized Net Gain (Loss)	1,037,898
Change in Unrealized Appreciation (Depreciation)
Investment Securities	438,299
Swap Contracts	4,405
Change in Unrealized Appreciation (Depreciation)	442,704
Net Increase (Decrease) in Net Assets Resulting from Operations	2,423,347

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	942,745	1,637,151
Realized Net Gain (Loss)	1,037,898	2,373,668
Change in Unrealized Appreciation (Depreciation)	442,704	2,177,388
Net Increase (Decrease) in Net Assets Resulting from Operations	2,423,347	6,188,207
Distributions
Net Investment Income
Investor Shares	(41,273)	(73,006)
ETF Shares	(579,064)	(913,086)
Admiral Shares	(308,938)	(491,479)
Institutional Shares	(135,199)	(213,737)
Realized Capital Gain
Investor Shares	—	(18,164)
ETF Shares	—	(218,412)
Admiral Shares	—	(117,607)
Institutional Shares	—	(50,930)
Return of Capital
Investor Shares	—	(33,133)
ETF Shares	—	(411,208)
Admiral Shares	—	(221,353)
Institutional Shares	—	(96,185)
Total Distributions	(1,064,474)	(2,858,300)
Capital Share Transactions
Investor Shares	(100,672)	(198,893)
ETF Shares	518,353	4,811,962
Admiral Shares	46,851	2,316,263
Institutional Shares	533,365	564,537
Net Increase (Decrease) from Capital Share Transactions	997,897	7,493,869
Total Increase (Decrease)	2,356,770	10,823,776
Net Assets
Beginning of Period	62,266,351	51,442,575
End of Period[1]	64,623,121	62,266,351

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($41,593,000) and $87,705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.38	$25.59	$28.73	$22.37	$22.66	$20.50
Investment Operations
Net Investment Income	.391	.746	.711	.645	.579	.514
Net Realized and Unrealized Gain (Loss)
on Investments	.653	2.324	(2.851)	6.650	.025	2.393
Total from Investment Operations	1.044	3.070	(2.140)	7.295	.604	2.907
Distributions
Dividends from Net Investment Income	(.444)	(.752)	(.695)	(.624)	(.626)	(.514)
Distributions from Realized Capital Gains	—	(.187)	—	—	—	—
Return of Capital	—	(.341)	(.305)	(.311)	(.268)	(.233)
Total Distributions	(.444)	(1.280)	(1.000)	(.935)	(.894)	(.747)
Net Asset Value, End of Period	$27.98	$27.38	$25.59	$28.73	$22.37	$22.66

Total Return[1]	3.85%	12.07%	-7.44%	33.29%	2.78%	14.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,558	$2,603	$2,621	$3,231	$2,482	$2,817
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.60%	2.66%	2.56%	2.51%	2.39%
Portfolio Turnover Rate[2]	6%	7%	11%	8%	11%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$82.43	$77.05	$86.49	$67.36	$68.24	$61.72
Investment Operations
Net Investment Income	1.236	2.334	2.217	2.011	1.814	1.613
Net Realized and Unrealized Gain (Loss)
on Investments	1.970	7.022	(8.533)	20.038	.097	7.250
Total from Investment Operations	3.206	9.356	(6.316)	22.049	1.911	8.863
Distributions
Dividends from Net Investment Income	(1.396)	(2.353)	(2.170)	(1.947)	(1.955)	(1.612)
Distributions from Realized Capital Gains	—	(.563)	—	—	—	—
Return of Capital	—	(1.060)	(.954)	(.972)	(.836)	(.731)
Total Distributions	(1.396)	(3.976)	(3.124)	(2.919)	(2.791)	(2.343)
Net Asset Value, End of Period	$84.24	$82.43	$77.05	$86.49	$67.36	$68.24

Total Return	3.92%	12.25%	-7.31%	33.41%	2.93%	14.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,763	$33,527	$27,007	$29,487	$18,528	$16,983
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%	2.53%
Portfolio Turnover Rate[1]	6%	7%	11%	8%	11%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$116.83	$109.19	$122.58	$95.46	$96.70	$87.47
Investment Operations
Net Investment Income	1.749	3.306	3.142	2.852	2.569	2.285
Net Realized and Unrealized Gain (Loss)
on Investments	2.788	9.966	(12.105)	28.403	.148	10.263
Total from Investment Operations	4.537	13.272	(8.963)	31.255	2.717	12.548
Distributions
Dividends from Net Investment Income	(1.977)	(3.333)	(3.076)	(2.758)	(2.772)	(2.283)
Distributions from Realized Capital Gains	—	(.798)	—	—	—	—
Return of Capital	—	(1.501)	(1.351)	(1.377)	(1.185)	(1.035)
Total Distributions	(1.977)	(5.632)	(4.427)	(4.135)	(3.957)	(3.318)
Net Asset Value, End of Period	$119.39	$116.83	$109.19	$122.58	$95.46	$96.70

Total Return[1]	3.92%	12.23%	-7.30%	33.46%	2.94%	14.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,793	$18,337	$15,029	$15,725	$7,987	$7,399
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%	2.53%
Portfolio Turnover Rate[2]	6%	7%	11%	8%	11%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.08	$16.90	$18.97	$14.78	$14.97	$13.54
Investment Operations
Net Investment Income	.273	.515	.489	.444	.400	.356
Net Realized and Unrealized Gain (Loss)
on Investments	.435	1.540	(1.870)	4.390	.025	1.590
Total from Investment Operations	.708	2.055	(1.381)	4.834	.425	1.946
Distributions
Dividends from Net Investment Income	(.308)	(.519)	(.479)	(.430)	(.431)	(.355)
Distributions from Realized Capital Gains	—	(.123)	—	—	—	—
Return of Capital	—	(.233)	(.210)	(.214)	(.184)	(.161)
Total Distributions	(.308)	(.875)	(.689)	(.644)	(.615)	(.516)
Net Asset Value, End of Period	$18.48	$18.08	$16.90	$18.97	$14.78	$14.97

Total Return[1]	3.95%	12.23%	-7.27%	33.43%	2.97%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,509	$7,799	$6,785	$6,788	$3,922	$3,185
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.03%	2.76%	2.82%	2.72%	2.67%	2.55%
Portfolio Turnover Rate[2]	6%	7%	11%	8%	11%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at July 31, 2017.

REIT Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2017, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

REIT Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

REIT Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $4,125,000, representing 0.01% of the fund’s net assets and 1.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	64,497,093	—	15,172
Temporary Cash Investments	296,204	—	—
Swap Contracts—Assets	—	3,536	—
Total	64,793,297	3,536	15,172

REIT Index Fund

D. At July 31, 2017, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
Termination			Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Brixmor Property Group Inc.	8/28/17	GSCM	7,875	(1.228%)	349
Federal Realty Investment Trust	8/28/17	GSCM	33,543	(1.228%)	926
Gaming and Leisure Properties Inc.	9/21/17	GSCM	56,717	(1.228%)	1,298
Kimco Realty Corp.	8/28/17	GSCM	11,547	(1.228%)	756
Retail Opportunity Investment Corp.	8/28/17	GSCM	10,536	(1.228%)	207
					3,536

GSCM—Goldman Sachs Capital Management.

At July 31, 2017, a counterparty had deposited in a segregated account cash of $3,250,000 in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2017, the fund realized $964,360,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At July 31, 2017, the cost of investment securities for tax purposes was $56,505,315,000. Net unrealized appreciation of investment securities for tax purposes was $8,303,154,000, consisting of unrealized gains of $10,110,905,000 on securities that had risen in value since their purchase and $1,807,751,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $5,806,406,000 of investment securities and sold $4,673,746,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,629,190,000 and $2,793,012,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

REIT Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	200,661	7,262	565,677	20,200
Issued in Lieu of Cash Distributions	38,733	1,409	117,019	4,262
Redeemed	(340,066)	(12,315)	(881,589)	(31,830)
Net Increase (Decrease)—Investor Shares	(100,672)	(3,644)	(198,893)	(7,368)
ETF Shares
Issued	3,314,286	39,668	9,698,505	115,071
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,795,933)	(33,700)	(4,886,543)	(58,900)
Net Increase (Decrease)—ETF Shares	518,353	5,968	4,811,962	56,171
Admiral Shares
Issued	1,729,137	14,685	4,651,310	39,078
Issued in Lieu of Cash Distributions	272,060	2,319	737,270	6,295
Redeemed	(1,954,346)	(16,551)	(3,072,317)	(26,057)
Net Increase (Decrease)—Admiral Shares	46,851	453	2,316,263	19,316
Institutional Shares
Issued	1,163,449	63,645	1,775,348	96,049
Issued in Lieu of Cash Distributions	125,228	6,897	334,740	18,463
Redeemed	(755,312)	(41,371)	(1,545,551)	(84,706)
Net Increase (Decrease)—Institutional Shares	533,365	29,171	564,537	29,806

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	196,914	16,858	10,803	2,194	1,052	190,478
Agree Realty Corp.	93,077	13,284	5,724	1,670	—	105,302
Alexandria Real Estate
Equities Inc.	661,333	132,753	44,659	5,973	2,608	814,588
Altisource Residential Corp.	—	54,179	955	574	—	50,385
American Assets Trust Inc.	111,900	6,668	5,591	1,112	20	106,931

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
American Campus
Communities Inc.	485,474	32,626	32,163	3,191	1,901	478,706
American Homes 4 Rent
Class A	364,865	53,324	28,594	886	42	401,689
Apartment Investment
& Management Co. Class A	526,976	33,554	37,269	2,366	6,261	540,632
Apple Hospitality REIT Inc.	254,259	85,629	20,061	7,719	405	295,605
Armada Hoffler Properties Inc.	35,538	12,467	2,574	1,160	—	44,092
Ashford Hospitality Prime Inc.	23,972	5,168	3,269	410	205	19,863
Ashford Hospitality Trust Inc.	56,353	2,557	3,357	—	—	45,793
AvalonBay Communities Inc.	1,821,329	131,440	156,004	20,879	8,528	1,996,842
Boston Properties Inc.	1,539,727	101,219	118,775	15,963	1,429	1,405,639
Brandywine Realty Trust	215,857	13,530	16,335	1,810	1,790	222,612
Brixmor Property Group Inc.	561,990	28,622	43,610	11,621	—	442,537
Camden Property Trust	559,077	35,842	41,796	3,758	6,139	593,463
Care Capital Properties Inc.	158,877	9,836	11,976	7,082	127	153,761
CareTrust REIT Inc.	71,948	8,592	4,244	1,557	—	91,326
CBL & Associates
Properties Inc.	134,770	10,056	5,010	6,832	—	113,515
Cedar Realty Trust Inc.	38,029	2,732	1,818	147	—	33,483
Chatham Lodging Trust	59,483	3,018	3,977	1,812	39	60,061
Chesapeake Lodging Trust	117,765	6,328	7,513	3,371	7	114,644
Colony NorthStar Inc. Class A	559,904	37,920	34,773	20,398	—	591,591
Columbia Property Trust Inc.	199,767	18,234	12,038	1,268	—	201,388
CoreCivic Inc.	250,483	26,891	17,526	7,470	—	246,351
CoreSite Realty Corp.	223,642	15,382	18,852	4,344	—	278,167
Corporate Office Properties
Trust	230,818	22,164	15,303	2,016	911	248,272
Cousins Properties Inc.	217,444	69,629	17,532	2,534	293	290,797
CubeSmart	344,856	21,218	23,895	7,187	168	335,924
CyrusOne Inc.	NA2	122,845	18,863	1,160	—	357,848
DCT Industrial Trust Inc.	308,386	21,053	18,651	3,766	346	391,431
DDR Corp.	361,296	16,697	18,807	2,935	440	239,955
DiamondRock Hospitality Co.	173,307	10,259	12,787	3,436	—	176,808
Digital Realty Trust Inc.	1,312,413	89,058	108,789	21,778	628	1,386,476
Douglas Emmett Inc.	415,539	26,178	25,707	1,422	17	420,621

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Duke Realty Corp.	653,127	52,126	51,842	4,688	5,483	768,420
DuPont Fabros
Technology Inc.	274,547	23,426	18,862	5,529	—	365,206
Easterly Government
Properties Inc.	53,384	6,003	6,776	1,143	—	53,494
EastGroup Properties Inc.	178,153	11,940	11,712	2,837	201	219,607
Education Realty Trust Inc.	224,847	13,154	15,530	2,998	3	207,709
EPR Properties	360,230	21,731	25,822	8,454	351	348,295
Equinix Inc.	2,094,111	301,521	165,847	22,637	—	2,620,665
Equity Commonwealth	281,565	25,519	17,679	—	—	296,229
Equity LifeStyle
Properties Inc.	458,547	34,933	32,398	5,743	—	543,934
Equity Residential	1,700,169	119,446	134,013	14,681	13,311	1,888,675
Essex Property Trust Inc.	1,124,304	81,027	95,365	14,757	2,537	1,296,750
Extra Space Storage Inc.	693,628	48,033	56,528	14,342	535	756,674
Federal Realty Investment
Trust	767,656	48,087	85,809	10,127	68	688,421
FelCor Lodging Trust Inc.	74,919	5,740	8,053	—	—	69,358
First Industrial Realty Trust Inc. 231,273		14,898	17,182	3,104	566	270,532
First Potomac Realty Trust	45,915	2,517	2,926	371	58	49,440
Forest City Realty Trust Inc.
Class A	NA2	25,104	92,370	2,689	371	378,404
Four Corners Property Trust Inc.	95,138	10,090	5,784	2,139	—	115,093
Franklin Street Properties Corp.	98,735	5,009	5,428	1,982	113	81,417
Gaming and Leisure
Properties Inc.	451,949	5,707	39,835	16,319	610	507,984
GEO Group Inc.	238,351	35,418	19,161	9,905	—	269,781
Getty Realty Corp.	53,660	12,862	3,335	732	413	64,747
GGP Inc.	NA2	133,127	69,726	19,900	—	1,058,764
Gladstone Commercial Corp.	35,673	3,432	1,906	1,379	—	40,238
Global Net Lease Inc.	100,412	21,008	5,371	4,500	16	110,238
Government Properties
Income Trust	105,148	41,148	8,066	3,041	317	128,960
Gramercy Property Trust	283,551	38,241	23,004	8,210	—	341,942
HCP Inc.	1,057,091	95,057	77,106	17,771	477	1,120,131
Healthcare Realty Trust Inc.	267,885	17,594	19,739	2,801	847	293,169
Healthcare Trust of America
Inc. Class A	306,954	140,534	25,980	5,294	—	442,444

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Hersha Hospitality Trust
Class A	65,320	3,157	5,213	1,649	—	59,268
Highwoods Properties Inc.	388,011	28,279	21,016	4,737	1,742	395,998
Hospitality Properties Trust	387,308	24,792	25,083	12,316	—	360,909
Host Hotels & Resorts Inc.	1,026,815	67,275	84,093	15,046	7,259	1,042,767
Hudson Pacific
Properties Inc.	396,078	44,225	25,802	4,262	239	382,874
Independence Realty
Trust Inc.	46,445	4,627	2,919	1,874	—	52,830
Investors Real Estate Trust	59,808	2,734	3,154	322	530	57,260
Iron Mountain Inc.	685,207	43,846	50,632	17,493	—	689,919
iStar Inc.	61,435	3,685	10,587	—	—	58,598
JBG SMITH Properties	—	211,191	118	—	—	228,250
Kilroy Realty Corp.	528,491	58,190	34,092	3,671	1,525	512,990
Kimco Realty Corp.	800,160	49,713	61,797	5,582	8,947	636,949
Kite Realty Group Trust	153,379	7,334	8,460	2,989	—	129,692
LaSalle Hotel Properties	261,084	15,415	18,276	7,446	230	252,468
Lexington Realty Trust	175,028	9,989	11,768	3,932	—	164,248
Liberty Property Trust	431,139	28,144	32,930	5,802	2,240	466,894
Life Storage Inc.	284,634	19,836	17,889	6,914	—	256,635
LTC Properties Inc.	136,343	11,608	8,086	2,476	291	154,568
Macerich Co.	641,794	37,358	42,824	5,773	6,838	530,629
Mack-Cali Realty Corp.	182,681	10,589	12,632	1,259	72	169,052
Medical Properties Trust Inc.	295,035	73,944	21,720	9,017	470	351,339
MGM Growth Properties LLC
Class A	113,887	6,624	8,325	3,395	—	130,127
Mid-America Apartment
Communities Inc.	825,028	57,370	68,410	14,657	21	888,618
Monmouth Real Estate
Investment Corp.	68,492	5,574	3,500	695	33	74,424
Monogram Residential
Trust Inc.	123,338	7,030	8,188	1,524	124	143,361
National Health Investors Inc.	221,854	15,811	14,645	4,494	882	232,651
National Retail Properties Inc.	490,928	29,321	34,556	8,489	88	444,958
National Storage Affiliates
Trust	72,371	4,667	4,562	1,624	—	74,843
New Senior Investment
Group Inc.	57,232	7,803	2,796	1,057	69	64,524

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
New York REIT Inc.	126,386	6,511	7,937	—	—	108,353
NexPoint Residential Trust Inc.	30,185	1,691	4,373	463	20	29,971
NorthStar Realty Europe Corp.	55,954	2,723	10,398	820	—	51,962
Omega Healthcare Investors Inc. 474,785		31,394	28,965	14,212	187	469,799
One Liberty Properties Inc.	23,230	1,528	1,447	510	365	24,706
Paramount Group Inc.	224,305	33,563	12,029	1,236	—	242,688
Park Hotels & Resorts Inc.	NA2	92,856	31,723	9,047	—	306,203
Parkway Inc.	71,947	4,164	4,731	673	—	76,902
Pebblebrook Hotel Trust	157,680	15,316	10,080	4,136	—	183,604
Pennsylvania REIT	95,545	4,303	5,173	99	—	62,539
Physicians Realty Trust	191,090	75,103	13,764	3,264	—	250,038
Piedmont Office Realty
Trust Inc. Class A	241,417	14,323	17,038	2,230	1,066	230,859
Prologis Inc.	1,970,078	146,204	162,497	15,111	20,150	2,433,310
PS Business Parks Inc.	174,220	11,161	13,065	2,626	—	206,933
Public Storage	2,425,257	277,882	170,029	45,947	—	2,423,574
QTS Realty Trust Inc. Class A	184,034	11,105	13,394	2,706	—	192,845
Quality Care Properties Inc.	132,027	7,434	8,698	—	—	119,034
RAIT Financial Trust	24,668	1,028	2,966	149	223	12,568
Ramco-Gershenson
Properties Trust	98,801	4,591	5,609	2,222	250	84,464
Realty Income Corp.	1,180,027	76,406	83,003	19,113	—	1,122,574
Regency Centers Corp.	557,628	73,371	51,180	6,821	994	765,001
Retail Opportunity
Investments Corp.	176,709	10,048	22,878	2,074	122	157,062
Retail Properties of
America Inc.	271,987	14,917	18,279	4,187	—	236,832
Rexford Industrial Realty Inc.	114,769	7,096	7,406	1,421	31	143,669
RLJ Lodging Trust	220,888	12,434	14,411	6,194	—	199,389
Ryman Hospitality
Properties Inc.	215,012	12,977	15,747	5,331	221	217,209
Sabra Health Care REIT Inc.	126,889	7,049	8,589	1,919	95	114,525
Select Income REIT	128,330	7,294	8,766	3,758	774	119,026
Senior Housing Properties
Trust	346,271	22,602	27,369	7,751	—	349,314
Seritage Growth Properties
Class A	70,018	—	—	858	—	80,264
Silver Bay Realty Trust Corp.	43,697	1,400	57,224	—	—	—
Simon Property Group Inc.	4,419,387	297,781	277,652	82,399	1,675	3,831,975
SL Green Realty Corp.	836,650	59,442	66,206	5,580	6,219	785,165

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2017		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Spirit Realty Capital Inc.	386,215	20,629	21,085	8,271	189	289,858
STAG Industrial Inc.	126,455	27,247	7,661	2,612	—	169,310
Starwood Waypoint Homes	—	172	—	—	—	329,989
STORE Capital Corp.	277,597	46,742	18,198	7,049	167	302,369
Summit Hotel Properties Inc.	106,021	26,226	8,404	1,552	—	139,479
Sun Communities Inc.	414,680	82,342	25,979	2,601	1,844	526,913
Sunstone Hotel Investors Inc.	244,027	17,086	15,599	1,299	349	271,233
Tanger Factory Outlet
Centers Inc.	251,411	13,124	15,157	4,631	45	192,369
Taubman Centers Inc.	327,490	18,001	20,945	4,935	432	260,211
Terreno Realty Corp.	96,103	7,119	5,222	1,300	51	124,385
Tier REIT Inc.	66,628	3,604	4,272	874	—	66,819
UDR Inc.	714,332	49,836	58,496	8,248	4,280	790,053
UMH Properties Inc.	—	57,637	23,335	—	—	33,893
Universal Health Realty
Income Trust	61,745	3,593	4,711	1,017	178	75,681
Urban Edge Properties	212,935	26,943	13,749	3,453	—	204,170
Vanguard Market Liquidty
Fund	149,286	NA [3]	NA [3]	182	—	296,204
Ventas Inc.	1,658,300	124,532	129,729	39,537	2,218	1,805,455
VEREIT Inc.	616,630	55,272	42,506	18,236	1,964	611,892
Vornado Realty Trust	1,382,302	85,769	98,885	5,618	3,567	1,020,860
Washington Prime Group Inc.	135,898	6,016	6,284	6,150	—	126,466
Washington REIT	177,272	11,707	11,219	2,101	101	188,852
Weingarten Realty Investors	331,196	18,590	21,346	5,404	1,656	298,603
Welltower Inc.	1,816,108	147,021	146,521	37,059	10,260	2,011,395
Whitestone REIT	30,721	1,919	1,288	692	187	29,442
Winthrop Realty Trust	15,172	—	—	—	—	15,172
WP Carey Inc.	476,167	52,371	29,368	14,360	82	550,599
Xenia Hotels & Resorts Inc.	148,670	9,132	9,266	4,437	—	164,235
59,610,847				972,844	151,195	64,420,204

1 Includes net realized gain (loss) on affiliated investment securities sold of $865,495,000.
2 Not Applicable—at January 31, 2017, the issuer was not an affiliated company of the fund.
3 Not Applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,038.48	$1.31
ETF Shares	1,000.00	1,039.23	0.61
Admiral Shares	1,000.00	1,039.21	0.61
Institutional Shares	1,000.00	1,039.54	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.30
ETF Shares	1,000.00	1,024.20	0.60
Admiral Shares	1,000.00	1,024.20	0.60
Institutional Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Text Telephone for People	Additional Information contains a more detailed
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Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092017

Semiannual Report | July 31, 2017

Vanguard Dividend Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Dividend Growth Fund returned about 10% for the six months ended July 31, 2017. It outpaced its benchmark, the NASDAQ US Dividend Achievers Select Index, and the average return of its large-capitalization core fund peers.

• The fund invests in stable, well-managed companies with the ability and commitment to grow their dividends over time. Like the broad U.S. market, dividend-paying stocks posted strong returns during the period.

• Eight of the nine industry sectors in which the advisor invested produced positive results. Selections in health care and in industrials (particularly aerospace and defense firms) were top contributors.

• Holdings in the information technology, consumer-oriented, materials, and financial arenas outperformed and also made notable contributions.

• The advisor’s holdings in energy underperformed, posting the only negative return among the sectors.

Total Returns: Six Months Ended July 31, 2017

Total
Returns
Vanguard Dividend Growth Fund	10.01%
NASDAQ US Dividend Achievers Select Index	8.87
Large-Cap Core Funds Average	8.79

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios

Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.30%	1.07%

The fund expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Core Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

2

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

4

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisor’s Report

Vanguard Dividend Growth Fund gained 10.01% for the six months ended July 31, 2017, outperforming the 8.87% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

Despite heightened geopolitical risks and European political uncertainty, riskier assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supporting the stability of the European Union. Continued evidence of an upswing in global growth helped maintain bullish sentiment. European growth indicators signaled strong regional momentum. Chinese manufacturing and services data surprised to the upside.

U.S. hopes for fiscal stimulus faded near the end of the period after a vote on health care reform was delayed because of insufficient support from Senate Republicans. Nevertheless, falling oil prices, heightened political risk, and a Federal Reserve rate hike were not enough to derail the eight-year-old market rally. The Standard & Poor’s 500 Index closed at a series of record highs during the period. Controversy surrounding President Donald Trump continued to mount, including reports that he shared classified information with Russian officials and asked then-FBI Director James Comey to stop the federal investigation into former National Security Advisor Michael Flynn. In a well-telegraphed move, the Fed raised policy rates by 25 one-hundredths of a percentage point in June and laid out a plan for balance-sheet normalization later this year, provided the economy improves as broadly as anticipated. Volatility ticked up near the end of the period as investors gravitated back to the reflation trade, triggering rotations out of momentum and growth positions and into cyclical and value pockets of the market.

The fund’s successes

Certain holdings in the information technology, financial, health care, and real estate sectors were among the fund’s biggest absolute contributors over the period. The fund’s top absolute contributors were McDonald’s (consumer discretionary), Visa (information technology), American Tower (real estate), Microsoft (information technology), and Nike (consumer discretionary).

Our thesis on Nike, a provider of athletic footwear, apparel, equipment, and accessories, has revolved around our belief that the company is poised to expand profit margins over the next several years. Nike has a new, more flexible, and cheaper manufacturing process (Flyknit) that should have positive implications for margins. The company is also selling a lot more through its own channel (direct-to-consumer), which has a higher margin. The stock price rose during

6

the period as quarterly earnings results solidly exceeded consensus expectations and the company’s forward guidance was better than anticipated, driven by expanding margins. We continue to believe Nike is one of the great franchises in the world.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 11.3% for calendar year 2017. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. The run-rate calculation also is not an accurate reflection of the growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Among the more notable dividend run-rate increases in 2017 have been those for TJX and PNC Financial Services.

The fund’s shortfalls

The only sector with negative absolute returns over the period was energy.

We did not have any holdings in utilities and telecommunication services over the period.

Our biggest absolute detractors included Schlumberger (energy), TJX (consumer discretionary), Exxon Mobil (energy), Union Pacific (industrials), and Public Storage (real estate).

TJX, an apparel and home goods retailer of brand names at lower prices, under-performed after the company posted decent earnings but management issued second-quarter guidance below consensus estimates. Investors were also discouraged by lackluster revenue growth. We believe TJX will continue to drive attractive same-store sales growth as it captures new customers with strong inventory management and excellent execution. Its competitive advantage is the way it buys clothing: It buys overages and acquires inventory at great prices. In addition, TJX is less exposed to disaggregating by internet competitors because of the “treasure hunt” aspect of shopping at its stores. We view the company as a high-quality, cash-generative, dominant value creator and distributor.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer time frame and with a consistent focus on dividend action.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments.

7

We seek to fulfill this objective by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. As has always been the case, we are agnostic about sector positioning versus a benchmark, as our weightings result from this bottom-up stock selection. As of the end of the period, the fund had significant absolute weights in consumer staples, industrials, and health care, while having less exposure (below 5% allocation) to materials, energy, and real estate.

Since our last report, there have been modest changes in the fund’s positioning but certainly no change in our overall investment strategy. We made additions to the fund over the last six months that were driven largely by attractive prices. We also continue to manage the fund by constantly assessing the weightings of our current positions and adjusting them accordingly.

Whatever view we may have over the next month, the next year, or even the next five years will have little bearing on our portfolio decisions. We continue to believe in the power of compounding and in a growing dividend as the tool through which this power is expressed. We believe time is our friend, whereas many investors believe it to be the enemy. We believe a long-term outlook characterized by patience and low turnover is our best recipe for managing the fund. We remain true to our process and believe that Vanguard Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation for shareholders over the long term.

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company llp

August 10, 2017

8

Dividend Growth Fund

Fund Profile
As of July 31, 2017

Portfolio Characteristics

		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	45	180	3,786
Median Market Cap $82.5B		$55.8B	$61.2B
Price/Earnings Ratio	22.2x	22.6x	21.5x
Price/Book Ratio	4.4x	4.1x	2.8x
Return on Equity	22.0%	19.2%	15.1%
Earnings Growth Rate	7.4%	5.6%	10.1%
Dividend Yield	2.1%	1.9%	1.8%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	1.88%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Consumer Discretionary	13.3%	8.3%	12.6%
Consumer Staples	17.8	18.2	7.7
Energy	4.4	0.0	5.7
Financials	11.6	10.2	15.0
Health Care	16.7	14.9	13.8
Industrials	17.5	27.1	10.7
Information Technology	10.9	12.9	21.9
Materials	3.5	6.2	3.3
Real Estate	4.3	0.0	4.1
Telecommunication
Services	0.0	0.1	2.0
Utilities	0.0	2.1	3.2

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.95	0.88
Beta	0.97	0.82

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
NIKE Inc.	Footwear	3.8%
Microsoft Corp.	Systems Software	3.5
Accenture plc	IT Consulting &
	Other Services	2.8
Chubb Ltd.	Property & Casualty
	Insurance	2.8
Visa Inc.	Data Processing &
	Outsourced Services	2.6
Coca-Cola Co.	Soft Drinks	2.6
Lockheed Martin Corp.	Aerospace &
	Defense	2.6
PepsiCo Inc.	Soft Drinks	2.5
PNC Financial Services
Group Inc.	Regional Banks	2.5
Colgate-Palmolive Co.	Household Products	2.5
Top Ten		28.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratio was 0.28%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	11.95%	13.13%	8.08%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.6%)
Consumer Discretionary (13.0%)
NIKE Inc. Class B	20,662,485	1,220,120
Lowe’s Cos. Inc.	8,344,230	645,843
TJX Cos. Inc.	9,124,051	641,512
McDonald’s Corp.	4,118,275	638,909
^ VF Corp.	8,548,281	531,617
Walt Disney Co.	4,591,773	504,774
		4,182,775
Consumer Staples (17.4%)
Coca-Cola Co.	18,034,248	826,690
PepsiCo Inc.	6,999,887	816,257
Colgate-Palmolive Co.	11,049,756	797,792
Walgreens Boots
Alliance Inc.	9,207,945	742,805
Costco Wholesale Corp.	4,676,528	741,277
Diageo plc	21,450,157	692,775
CVS Health Corp.	7,170,012	573,099
Procter & Gamble Co.	4,464,370	405,454
		5,596,149
Energy (4.3%)
Schlumberger Ltd.	10,803,296	741,106
Exxon Mobil Corp.	7,885,606	631,164
		1,372,270
Financials (11.3%)
Chubb Ltd.	6,061,005	887,695
PNC Financial Services
Group Inc.	6,268,621	807,399
Marsh & McLennan
Cos. Inc.	9,122,576	711,287
American Express Co.	7,479,224	637,454
BlackRock Inc.	1,439,747	614,095
		3,657,930
Health Care (16.3%)
UnitedHealth Group Inc.	3,872,737	742,830
Cardinal Health Inc.	9,261,355	715,532
Merck & Co. Inc.	11,175,206	713,872
McKesson Corp.	4,354,685	704,893

		Market
		Value•
	Shares	($000)
Medtronic plc	8,180,313	686,901
Johnson & Johnson	4,842,227	642,660
Amgen Inc.	3,191,746	556,992
Roche Holding AG	1,905,177	482,332
		5,246,012
Industrials (17.1%)
Lockheed Martin Corp.	2,824,935	825,248
United Parcel Service
Inc. Class B	7,179,969	791,879
^ Canadian National
Railway Co.	9,576,959	756,785
Union Pacific Corp.	7,279,658	749,514
Honeywell International
Inc.	5,407,395	736,055
United Technologies
Corp.	5,216,420	618,511
Northrop Grumman
Corp.	2,117,341	557,136
General Dynamics
Corp.	2,392,565	469,732
		5,504,860
Information Technology (10.6%)
Microsoft Corp.	15,568,820	1,131,853
Accenture plc Class A	6,982,740	899,517
Visa Inc. Class A	8,318,969	828,237
Automatic Data
Processing Inc.	4,783,647	568,823
		3,428,430
Materials (3.4%)
Praxair Inc.	4,779,906	622,152
Ecolab Inc.	3,626,216	477,464
		1,099,616
Real Estate (4.2%)
Public Storage	3,457,239	710,705
American Tower Corp.	4,759,931	648,921
		1,359,626
Total Common Stocks
(Cost $21,452,934)		31,447,668

11

Dividend Growth Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (2.1%)
Money Market Fund (0.3%)
[1,2] Vanguard Market Liquidity
Fund, 1.217%	870,299	87,048

	Face
	Amount
	($000)
Repurchase Agreements (1.8%)
RBS Securities, Inc.
1.020%, 8/1/17 (Dated
7/31/17, Repurchase
Value $367,710,000,
collaterized by U. S.
Treasury Note/Bond
2.250%, 11/30/17,
with a value of
$375,058,000)	367,700	367,700
Societe Generale
1.050%, 8/1/17 (Dated
7/31/17, Repurchase
Value $226,907,000,
collaterized by Federal
Home Loan Mortgage
Corp. 4.100%–5.966%,
9/1/20–6/1/29,
Federal National
Mortgage Assn.
3.000%, 3/1/32,
Government National
Mortgage Assn.
3.000%–3.500%,
3/20/42– 6/20/46,
and U.S. Treasury
Note/Bond
0.875%–2.125%,
10/15/18– 6/30/21,
with a value of
$231,438,000)	226,900	226,900
		594,600
Total Temporary Cash Investments
(Cost $681,649)		681,648
Total Investments (99.7%)
(Cost $22,134,583)		32,129,316

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	2,078
Receivables for Investment Securities Sold	175,696
Receivables for Accrued Income	39,286
Receivable for Capital Shares Issued	7,169
Other Assets	623
Total Other Assets	224,852
Liabilities
Collateral for Securities on Loan	(87,058)
Payables to Investment Advisor	(11,369)
Payables for Capital Shares Redeemed	(17,427)
Payables to Vanguard	(27,125)
Total Liabilities	(142,979)
Net Assets (100%)
Applicable to 1,253,535,891 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,211,189
Net Asset Value Per Share	$25.70

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	21,788,134
Undistributed Net Investment Income	7,513
Accumulated Net Realized Gains	420,746
Unrealized Appreciation (Depreciation)
Investment Securities	9,994,733
Foreign Currencies	63
Net Assets	32,211,189

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $83,881,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $87,058,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31,2017
($000)
Investment Income
Income
Dividends[1]	385,317
Interest [2]	1,695
Securities Lending—Net	129
Total Income	387,141
Expenses
Investment Advisory Fees—Note B
Basic Fee	20,697
Performance Adjustment	1,216
The Vanguard Group—Note C
Management and Administrative	18,812
Marketing and Distribution	2,255
Custodian Fees	131
Shareholders’ Reports	743
Trustees’ Fees and Expenses	23
Total Expenses	43,877
Net Investment Income	343,264
Realized Net Gain (Loss)
Investment Securities Sold [2]	420,762
Foreign Currencies	95
Realized Net Gain (Loss)	420,857
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,234,383
Foreign Currencies	412
Change in Unrealized Appreciation (Depreciation)	2,234,795
Net Increase (Decrease) in Net Assets Resulting from Operations	2,998,916

1 Dividends are net of foreign withholding taxes of $2,703,000.
2 Interest income and realized net gain (loss) from an affiliated company of the fund were $0 and ($41,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	343,264	575,480
Realized Net Gain (Loss)	420,857	402,969
Change in Unrealized Appreciation (Depreciation)	2,234,795	2,296,300
Net Increase (Decrease) in Net Assets Resulting from Operations	2,998,916	3,274,749
Distributions
Net Investment Income	(331,037)	(579,527)
Realized Capital Gain[1]	(150,443)	(281,098)
Total Distributions	(481,480)	(860,625)
Capital Share Transactions
Issued	891,568	6,868,116
Issued in Lieu of Cash Distributions	431,045	770,864
Redeemed	(2,261,393)	(5,052,269)
Net Increase (Decrease) from Capital Share Transactions	(938,780)	2,586,711
Total Increase (Decrease)	1,578,656	5,000,835
Net Assets
Beginning of Period	30,632,533	25,631,698
End of Period[2]	32,211,189	30,632,533

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $52,814,000 and $57,257,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,513,000 and ($4,809,000).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.72	$21.78	$22.47	$20.45	$17.52	$15.81
Investment Operations
Net Investment Income	. 274.446		.442	.430	. 385	. 357
Net Realized and Unrealized Gain (Loss)
on Investments	2.089	2.165	.145	2.378	3.033	1.721
Total from Investment Operations	2.363	2.611	.587	2.808	3.418	2.078
Distributions
Dividends from Net Investment Income	(. 264)	(. 450)	(. 432)	(. 440)	(. 384)	(. 368)
Distributions from Realized Capital Gains	(.119)	(. 221)	(. 845)	(. 348)	(.104)	—
Total Distributions	(. 383)	(. 671)	(1.277)	(.788)	(. 488)	(. 368)
Net Asset Value, End of Period	$25.70	$23.72	$21.78	$22.47	$20.45	$17.52

Total Return[1]	10.01%	12.06%	2.44%	13.69%	19.60%	13.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,211	$30,633	$25,632	$23,067	$19,137	$12,704
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.30%	0.33%	0.32%	0.31%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.93%	1.95%	1.94%	2.03%	2.22%
Portfolio Turnover Rate	12%	27%	26%	23%	18%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, 0.04%, 0.03%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

16

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Dividend Growth Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the six months ended July 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $1,216,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $2,078,000, representing 0.01% of the fund’s net assets and 0.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	30,272,561	1,175,107	—
Temporary Cash Investments	87,048	594,600	—
Total	30,359,609	1,769,707	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

18

Dividend Growth Fund

At July 31, 2017, the cost of investment securities for tax purposes was $22,134,583,000. Net unrealized appreciation of investment securities for tax purposes was $9,994,733,000, consisting of unrealized gains of $10,151,101,000 on securities that had risen in value since their purchase and $156,368,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $1,887,539,000 of investment securities and sold $3,521,520,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2017	January 31, 2017
	Shares	Shares
	(000)	(000)
Issued	35,735	298,231
Issued in Lieu of Cash Distributions	17,207	33,034
Redeemed	(90,770)	(216,755)
Net Increase (Decrease) in Shares Outstanding	(37,828)	114,510

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,100.09	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

23

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092017

Semiannual Report | July 31, 2017

Vanguard Dividend Appreciation Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Dividend Appreciation Index Fund returned nearly 9% for the six months ended July 31, 2017. It closely tracked its target index, the NASDAQ US Dividend Achievers Select Index, and its return was virtually even with the average return of its large-capitalization core fund peers.

• The target index is composed of stocks of companies that have increased their dividends for at least ten straight years.

• Dividend-paying stocks posted strong returns during the period, keeping pace with the broad U.S. market.

• Eight of the ten industry sectors produced positive results. Industrials, the fund’s largest sector, was the top contributor, led by aerospace and defense companies. Health care and financials, which had the highest total returns, also made strong contributions, as did consumer goods. The two smallest sectors, telecommunications and oil and gas, had negative returns.

Total Returns: Six Months Ended July 31, 2017
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	8.80%
ETF Shares
Market Price	8.88
Net Asset Value	8.84
Admiral™ Shares	8.85
NASDAQ US Dividend Achievers Select Index	8.87
Large-Cap Core Funds Average	8.79
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.16%	0.08%	0.08%	1.07%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratios were 0.16% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

3

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

5

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
Investor		ETF	Admiral
Shares		Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.16%	0.08%	0.08%
30-Day SEC Yield	1.86%	1.92%	1.92%

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	185	180	3,786
Median Market Cap $55.8B		$55.8B	$61.2B
Price/Earnings Ratio	22.6x	22.6x	21.5x
Price/Book Ratio	4.1x	4.1x	2.9x
Return on Equity	19.2%	19.2%	15.1%
Earnings Growth Rate	5.6%	5.6%	10.1%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.88
Beta	1.00	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.4%
Johnson & Johnson	Pharmaceuticals	4.2
PepsiCo Inc.	Soft Drinks	4.1
3M Co.	Diversified Industrials	3.3
Medtronic plc	Medical Equipment	3.2
United Technologies
Corp.	Aerospace	2.6
Walgreens Boots
Alliance Inc.	Drug Retailers	2.4
Abbott Laboratories	Pharmaceuticals	2.4
Accenture plc	Business Support
	Services	2.4
Lockheed Martin Corp.	Defense	2.4
Top Ten		31.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.16% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares.

7

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)

		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	4.8%	4.8%	2.6%
Consumer Goods	14.0	14.0	9.4
Consumer Services	14.9	14.9	13.0
Financials	10.0	10.0	20.5
Health Care	13.7	13.7	13.0
Industrials	31.8	31.7	12.9
Oil & Gas	0.0	0.0	5.5
Technology	8.7	8.8	17.9
Telecommunications	0.1	0.1	2.0
Utilities	2.0	2.0	3.2

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017

Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/27/2006	13.59%	12.64%	7.28%
ETF Shares	4/21/2006
Market Price		13.75	12.75	7.41
Net Asset Value		13.70	12.74	7.39
Admiral Shares	12/19/2013	13.72	—	9.01[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.8%)
Ecolab Inc.	2,491,419	328,045
Air Products &
Chemicals Inc.	1,858,320	264,160
PPG Industries Inc.	2,195,747	231,102
Nucor Corp.	2,723,167	157,045
Albemarle Corp.	961,239	111,312
International Flavors
& Fragrances Inc.	674,885	89,881
Westlake Chemical Corp.	1,101,172	77,479
RPM International Inc.	1,140,970	59,182
Royal Gold Inc.	557,793	48,338
NewMarket Corp.	101,196	46,561
Sensient Technologies
Corp.	379,037	28,185
HB Fuller Co.	429,776	22,142
Stepan Co.	191,621	15,746
Hawkins Inc.	90,588	4,072
		1,483,250
Consumer Goods (14.0%)
PepsiCo Inc.	10,763,716	1,255,157
NIKE Inc. Class B	11,317,980	668,327
Colgate-Palmolive Co.	7,540,024	544,390
Archer-Daniels-
Midland Co.	4,877,257	205,723
Kellogg Co.	2,998,869	203,923
Stanley Black &
Decker Inc.	1,303,204	183,348
Hormel Foods Corp.	4,516,370	154,324
Clorox Co.	1,095,544	146,244
JM Smucker Co.	994,464	121,225
Church & Dwight
Co. Inc.	2,174,698	116,020
Hasbro Inc.	1,061,363	112,377
Genuine Parts Co.	1,267,039	107,610
Bunge Ltd.	1,191,561	93,406
McCormick & Co. Inc.	970,511	92,490

			Market
			Value•
		Shares	($000)
	Brown-Forman Corp.
	Class B	1,841,994	90,994
	Leggett & Platt Inc.	1,142,398	55,041
^	Polaris Industries Inc.	537,624	48,203
	Columbia Sportswear Co.	593,306	35,942
	Lancaster Colony Corp.	234,216	28,720
	J&J Snack Foods Corp.	159,667	20,980
^	Tootsie Roll Industries Inc.	322,380	11,993
	Andersons Inc.	241,224	8,310
			4,304,747
Consumer Services (14.9%)
	Walgreens Boots
	Alliance Inc.	9,218,603	743,665
	CVS Health Corp.	8,759,970	700,184
	Costco Wholesale Corp.	3,751,351	594,627
	Lowe’s Cos. Inc.	7,428,914	574,998
	TJX Cos. Inc.	5,567,522	391,452
	Sysco Corp.	4,613,636	242,769
	Cardinal Health Inc.	2,694,113	208,147
	Kroger Co.	8,012,030	196,455
	Ross Stores Inc.	3,365,954	186,205
	AmerisourceBergen
	Corp. Class A	1,855,685	174,100
	Best Buy Co. Inc.	2,680,282	156,368
	Tiffany & Co.	1,062,757	101,504
	Rollins Inc.	1,861,958	80,828
	FactSet Research
	Systems Inc.	337,904	56,504
^	Casey’s General
	Stores Inc.	334,648	35,724
^	Cracker Barrel Old
	Country Store Inc.	205,249	31,906
	Aaron’s Inc.	610,318	28,245
	John Wiley & Sons
	Inc. Class A	412,681	22,801
	Matthews International
	Corp. Class A	275,661	18,070
	Monro Muffler Brake Inc.	277,837	12,947

10

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Bob Evans Farms Inc.	168,531	11,659
	International Speedway
	Corp. Class A	215,691	7,722
			4,576,880
Financials (10.0%)
	Chubb Ltd.	3,978,020	582,621
	S&P Global Inc.	2,206,846	338,949
	Travelers Cos. Inc.	2,388,647	305,962
	Aflac Inc.	3,428,343	273,410
	Franklin Resources Inc.	4,828,115	216,203
	Ameriprise Financial Inc.	1,315,756	190,627
	Cincinnati Financial Corp.	1,406,523	107,121
	Torchmark Corp.	1,005,732	79,423
	SEI Investments Co.	1,359,131	76,804
	American Financial
	Group Inc.	743,312	75,372
	WR Berkley Corp.	1,035,133	71,393
	Brown & Brown Inc.	1,195,508	53,320
	RenaissanceRe
	Holdings Ltd.	349,543	51,351
	Commerce Bancshares
	Inc.	868,090	50,384
	Erie Indemnity Co.
	Class A	394,531	50,287
	Assurant Inc.	475,034	50,007
	Cullen/Frost Bankers Inc.	544,526	49,432
	Eaton Vance Corp.	970,056	47,620
	BOK Financial Corp.	559,137	47,566
	Axis Capital Holdings Ltd.	735,727	47,513
	Bank of the Ozarks	1,034,780	44,651
	Prosperity Bancshares
	Inc.	593,439	38,039
	Hanover Insurance
	Group Inc.	362,805	34,416
	UMB Financial Corp.	425,253	29,623
^	AmTrust Financial
	Services Inc.	1,456,000	23,296
	RLI Corp.	375,286	21,789
	Community Bank
	System Inc.	380,081	20,866
	American Equity
	Investment Life
	Holding Co.	753,885	20,189
	BancFirst Corp.	135,068	14,419
^	Westamerica
	Bancorporation	224,499	12,285
	1st Source Corp.	221,068	10,854
	Tompkins Financial Corp.	129,372	10,183
	Infinity Property &
	Casualty Corp.	94,351	9,440
	Southside Bancshares
	Inc.	250,423	8,697
	Community Trust
	Bancorp Inc.	150,334	6,494
			3,070,606

		Market
		Value•
	Shares	($000)
Health Care (13.7%)
Johnson & Johnson	9,721,846	1,290,283
Medtronic plc	11,726,430	984,668
Abbott Laboratories	14,757,776	725,787
Stryker Corp.	3,184,587	468,453
Becton Dickinson and
Co.	1,817,615	366,068
CR Bard Inc.	615,176	197,225
Perrigo Co. plc	1,224,579	91,746
West Pharmaceutical
Services Inc.	625,811	55,509
Healthcare Services
Group Inc.	621,750	32,487
Atrion Corp.	15,589	9,855
National HealthCare
Corp.	129,854	8,463
STERIS plc	106	9
Owens & Minor Inc.	69	2
		4,230,555
Industrials (31.7%)
3M Co.	5,091,812	1,024,320
United Technologies
Corp.	6,882,392	816,045
Accenture plc Class A	5,629,061	725,136
Lockheed Martin Corp.	2,479,416	724,312
Union Pacific Corp.	6,950,184	715,591
General Dynamics Corp.	2,585,554	507,622
FedEx Corp.	2,276,098	473,497
Automatic Data
Processing Inc.	3,833,870	455,885
Raytheon Co.	2,501,343	429,656
Illinois Tool Works Inc.	2,959,750	416,466
Northrop Grumman
Corp.	1,491,150	392,366
CSX Corp.	7,912,252	390,390
Waste Management Inc.	3,755,320	282,212
Sherwin-Williams Co.	796,887	268,766
Roper Technologies Inc.	870,050	202,252
Republic Services Inc.
Class A	2,896,331	186,002
Cintas Corp.	896,914	120,949
L3 Technologies Inc.	664,344	116,240
Dover Corp.	1,328,109	111,561
Fastenal Co.	2,469,893	106,107
Expeditors International
of Washington Inc.	1,538,345	90,578
JB Hunt Transport
Services Inc.	950,730	86,241
^ WW Grainger Inc.	502,546	83,795
CH Robinson
Worldwide Inc.	1,209,208	79,324
Jack Henry &
Associates Inc.	663,066	71,160
AO Smith Corp.	1,255,919	67,254
Toro Co.	923,980	65,686

11

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Nordson Corp.	490,683	62,317
Graco Inc.	478,471	55,522
Carlisle Cos. Inc.	551,406	53,812
Donaldson Co. Inc.	1,127,624	53,551
Robert Half International
Inc.	1,091,453	49,388
Lincoln Electric Holdings
Inc.	561,243	48,974
MDU Resources Group
Inc.	1,667,223	43,931
AptarGroup Inc.	532,464	43,092
Sonoco Products Co.	848,291	41,125
Bemis Co. Inc.	789,662	33,458
Ryder System Inc.	456,337	33,203
Regal Beloit Corp.	382,165	31,853
Silgan Holdings Inc.	1,031,136	31,243
ITT Inc.	754,875	30,950
MSC Industrial Direct
Co. Inc. Class A	382,858	27,263
MSA Safety Inc.	322,204	25,828
ABM Industries Inc.	474,411	21,168
Franklin Electric Co. Inc.	395,366	15,973
Brady Corp. Class A	406,921	13,510
Tennant Co.	150,285	11,354
Badger Meter Inc.	248,520	11,246
^ Lindsay Corp.	90,789	8,323
McGrath RentCorp	204,335	7,260
Gorman-Rupp Co.	223,024	6,740
Cass Information
Systems Inc.	95,569	6,304
NACCO Industries Inc.
Class A	44,495	2,919
Crane Co.	62	5
Valmont Industries Inc.	29	4
		9,779,729
Technology (8.7%)
Microsoft Corp.	18,569,885	1,350,031
Texas Instruments Inc.	8,537,340	694,769
Analog Devices Inc.	3,117,200	246,290
Microchip Technology
Inc.	1,848,585	147,961
Xilinx Inc.	2,126,258	134,507
Harris Corp.	1,063,121	121,695
		2,695,253
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	879,177	24,995
ATN International Inc.	137,967	8,002
		32,997
Utilities (2.0%)
Edison International	2,782,637	218,938
Atmos Energy Corp.	898,236	77,931
UGI Corp.	1,476,647	74,526
Aqua America Inc.	1,515,405	50,584

			Market
			Value•
		Shares	($000)
	Southwest Gas
	Holdings Inc.	405,544	32,484
	Black Hills Corp.	456,006	31,765
	New Jersey Resources
	Corp.	736,830	31,057
	MGE Energy Inc.	296,118	19,707
	California Water Service
	Group	409,712	15,938
	American States
	Water Co.	312,067	15,432
	Chesapeake Utilities Corp.	139,218	10,755
	SJW Group	175,159	9,261
	Middlesex Water Co.	138,701	5,443
	Connecticut Water
	Service Inc.	94,250	5,370
	York Water Co.	109,484	3,810
	WGL Holdings Inc.	55	5
			603,006
Total Common Stocks
(Cost $24,422,996)			30,777,023
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.217%	710,008	71,015

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill,
	0.987%, 9/7/17	500	499
4	United States Treasury Bill,
	0.994%, 9/21/17	1,000	999
4	United States Treasury Bill,
	0.976%, 10/5/17	500	499
			1,997
Total Temporary Cash Investments
(Cost $73,007)			73,012
Total Investments (100.1%)
(Cost $24,496,003)			30,850,035

12

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	1,977
Receivables for Accrued Income	30,548
Receivables for Capital Shares Issued	9,710
Total Other Assets	42,235
Liabilities
Payables for Investment Securities
Purchased	(6,998)
Collateral for Securities on Loan	(49,541)
Payables for Capital Shares Redeemed	(4,083)
Payables to Vanguard	(11,338)
Other Liabilities	(39)
Total Liabilities	(71,999)
Net Assets (100%)	30,820,271

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	24,883,763
Undistributed Net Investment Income	40,366
Accumulated Net Realized Losses	(458,383)
Unrealized Appreciation (Depreciation)
Investment Securities	6,354,032
Futures Contracts	493
Net Assets	30,820,271

Amount
($000)
Investor Shares—Net Assets
Applicable to 28,801,052 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,075,793
Net Asset Value Per Share—
Investor Shares	$37.35

ETF Shares—Net Assets
Applicable to 265,848,073 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,819,128
Net Asset Value Per Share—
ETF Shares	$93.36

Admiral Shares—Net Assets
Applicable to 194,406,919 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,925,350
Net Asset Value Per Share—
Admiral Shares	$25.34

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $48,498,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $49,541,000 of collateral received for securities on loan.
4 Securities with a value of $1,498,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2017
($000)
Investment Income
Income
Dividends	343,756
Interest[1]	111
Securities Lending—Net	230
Total Income	344,097
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,571
Management and Administrative—Investor Shares	645
Management and Administrative—ETF Shares	6,996
Management and Administrative—Admiral Shares	1,325
Marketing and Distribution—Investor Shares	89
Marketing and Distribution—ETF Shares	390
Marketing and Distribution—Admiral Shares	185
Custodian Fees	184
Auditing Fees	7
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—ETF Shares	715
Shareholders’ Reports—Admiral Shares	125
Trustees’ Fees and Expenses	9
Total Expenses	12,293
Net Investment Income	331,804
Realized Net Gain (Loss)
Investment Securities Sold[1]	966,902
Futures Contracts	3,520
Realized Net Gain (Loss)	970,422
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,183,811
Futures Contracts	259
Change in Unrealized Appreciation (Depreciation)	1,184,070
Net Increase (Decrease) in Net Assets Resulting from Operations	2,486,296

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $104,000 and ($19,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,804	572,766
Realized Net Gain (Loss)	970,422	31,660
Change in Unrealized Appreciation (Depreciation)	1,184,070	3,293,065
Net Increase (Decrease) in Net Assets Resulting from Operations	2,486,296	3,897,491
Distributions
Net Investment Income
Investor Shares	(10,346)	(18,763)
ETF Shares	(248,554)	(474,719)
Admiral Shares	(47,712)	(82,693)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(306,612)	(576,175)
Capital Share Transactions
Investor Shares	5,008	2,117
ETF Shares	354,816	1,201,844
Admiral Shares	295,342	599,134
Net Increase (Decrease) from Capital Share Transactions	655,166	1,803,095
Total Increase (Decrease)	2,834,850	5,124,411
Net Assets
Beginning of Period	27,985,421	22,861,010
End of Period[1]	30,820,271	27,985,421

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $40,366,000 and $15,174,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.67	$30.40	$31.37	$28.59	$25.23	$22.42
Investment Operations
Net Investment Income	.392	.694	.670	.627	.540	.538
Net Realized and Unrealized Gain (Loss)
on Investments	2.650	4.275	(.947)	2.756	3.350	2.812
Total from Investment Operations	3.042	4.969	(.277)	3.383	3.890	3.350
Distributions
Dividends from Net Investment Income	(.362)	(.699)	(.693)	(.603)	(.530)	(.540)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.362)	(.699)	(.693)	(.603)	(.530)	(.540)
Net Asset Value, End of Period	$37.35	$34.67	$30.40	$31.37	$28.59	$25.23

Total Return[1]	8.80%	16.46%	-0.93%	11.86%	15.51%	15.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,076	$994	$875	$1,450	$2,966	$2,804
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.19%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.11%	2.11%	2.04%	1.98%	2.32%
Portfolio Turnover Rate[2]	16%	19%	22%	20%	3%	15%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$86.66	$75.98	$78.42	$71.47	$63.08	$56.04
Investment Operations
Net Investment Income	1.018	1.810	1.759	1.645	1.421	1.401
Net Realized and Unrealized Gain (Loss)
on Investments	6.625	10.696	(2.380)	6.890	8.357	7.049
Total from Investment Operations	7.643	12.506	(.621)	8.535	9.778	8.450
Distributions
Dividends from Net Investment Income	(.943)	(1.826)	(1.819)	(1.585)	(1.388)	(1.410)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.943)	(1.826)	(1.819)	(1.585)	(1.388)	(1.410)
Net Asset Value, End of Period	$93.36	$86.66	$75.98	$78.42	$71.47	$63.08

Total Return	8.84%	16.59%	-0.84%	11.97%	15.60%	15.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,819	$22,698	$18,771	$20,610	$18,511	$13,119
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.20%	2.21%	2.14%	2.08%	2.42%
Portfolio Turnover Rate[1]	16%	19%	22%	20%	3%	15%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares

	Six Months				Dec 19,
	Ended				2013[1] to
	July 31,	Year Ended July 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.52	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	.276	.492	.478	.445	.030
Net Realized and Unrealized Gain (Loss)
on Investments	1.799	2.903	(.644)	1.865	(.630)
Total from Investment Operations	2.075	3.395	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(.255)	(.495)	(.494)	(.430)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.255)	(.495)	(.494)	(.430)	—
Net Asset Value, End of Period	$25.34	$23.52	$20.62	$21.28	$19.40

Total Return[2]	8.85%	16.58%	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,925	$4,294	$3,215	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.20%	2.21%	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	16%	19%	22%	20%	3%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,977,000, representing 0.01% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	30,777,023	—	—
Temporary Cash Investments	71,015	1,997	—
Futures Contracts—Liabilities[1]	(36)	—	—
Total	30,848,002	1,997	—

1 Represents variation margin on the last day of the reporting period.

21

Dividend Appreciation Index Fund

D. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	309	38,131	493

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2017, the fund realized $764,205,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $664,366,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $653,238,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $24,496,003,000. Net unrealized appreciation of investment securities for tax purposes was $6,354,032,000, consisting of unrealized gains of $6,651,239,000 on securities that had risen in value since their purchase and $297,207,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Dividend Appreciation Index Fund

F. During the six months ended July 31, 2017, the fund purchased $8,009,262,000 of investment securities and sold $7,343,081,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,265,111,000 and $3,129,380,000 respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended July 31, 2017, such purchases and sales were $969,125,000 and $210,290,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	149,666	4,120	306,256	9,147
Issued in Lieu of Cash Distributions	9,477	258	17,178	515
Redeemed	(154,135)	(4,247)	(321,317)	(9,762)
Net Increase (Decrease)—Investor Shares	5,008	131	2,117	(100)
ETF Shares
Issued	3,499,748	38,385	3,087,183	37,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,144,932)	(34,450)	(1,885,339)	(22,950)
Net Increase (Decrease)—ETF Shares	354,816	3,935	1,201,844	14,852
Admiral Shares
Issued	743,258	30,006	1,490,587	65,899
Issued in Lieu of Cash Distributions	42,508	1,708	74,470	3,292
Redeemed	(490,424)	(19,889)	(965,923)	(42,568)
Net Increase (Decrease)—Admiral Shares	295,342	11,825	599,134	26,623

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,087.96	$0.83
ETF Shares	1,000.00	1,088.45	0.41
Admiral Shares	1,000.00	1,088.44	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$0.80
ETF Shares	1,000.00	1,024.40	0.40
Admiral Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of The NASDAQ
Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
“NASDAQ OMX”), and has been licensed for use by
Institutional Investor Services > 800-523-1036	The Vanguard Group, Inc. Vanguard mutual funds are
Text Telephone for People	not sponsored, endorsed, sold, or promoted by
Who Are Deaf or Hard of Hearing> 800-749-7273	NASDAQ OMX and NASDAQ OMX makes no
representation regarding the advisability of investing
This material may be used in conjunction	in the funds. NASDAQ OMX makes no warranties and
with the offering of shares of any Vanguard	bears no liability with respect to the Vanguard mutual
fund only if preceded or accompanied by	funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits. (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2017

VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.